SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant(s)          / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/ /   Preliminary proxy statement

/  X/ Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER AMT-FREE MUNICIPALS
OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
OPPENHEIMER BALANCED FUND
OPPENHEIMER CALIFORNIA MUNICIPAL FUND
OPPENHEIMER CAPITAL APPRECIATION FUND
OPPENHEIMER DEVELOPING MARKETS FUND
OPPENHEIMER DISCOVERY FUND
OPPENHEIMER EMERGING GROWTH FUND
OPPENHEIMER EMERGING TECHNOLOGIES FUND
OPPENHEIMER ENTERPRISE FUND
OPPENHEIMER GLOBAL FUND
OPPENHEIMER GLOBAL OPPORTUNITIES FUND
OPPENHEIMER GOLD & SPECIAL MINERALS FUND
OPPENHEIMER GROWTH FUND
OPPENHEIMER INTERNATIONAL GROWTH FUND
OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
OPPENHEIMER MONEY MARKET FUND, INC.
OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
OPPENHEIMER SERIES FUND, INC.
OPPENHEIMER U.S. GOVERNMENT TRUST
------------------------------------------------------------
(Name of Registrant(s) as Specified in Its Charter)

SAME AS ABOVE
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ X / No Fee Requred

/   / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11: 1

(4)   Proposed maximum aggregate value of transaction:
/   / Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

--------------------

                                      i

                              OPPENHEIMER AMT-FREE MUNICIPALS
                          OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
                                 OPPENHEIMER BALANCED FUND
                           OPPENHEIMER CALIFORNIA MUNICIPAL FUND
                           OPPENHEIMER CAPITAL APPRECIATION FUND
                            OPPENHEIMER DEVELOPING MARKETS FUND
                                 OPPENHEIMER DISCOVERY FUND
                              OPPENHEIMER EMERGING GROWTH FUND
                           OPPENHEIMER EMERGING TECHNOLOGIES FUND
                                OPPENHEIMER ENTERPRISE FUND
                                  OPPENHEIMER GLOBAL FUND
                           OPPENHEIMER GLOBAL OPPORTUNITIES FUND
                          OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                                  OPPENHEIMER GROWTH FUND
                           OPPENHEIMER INTERNATIONAL GROWTH FUND
                        OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                               OPPENHEIMER MONEY MARKET FUND
                        OPPENHEIMER MULTI-STATE TRUST, on behalf of
                  -OPPENHEIMER NEW JERSEY MUNICIPAL FUND
                  -OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
                  -OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
                        OPPENHEIMER SERIES FUND, INC., on behalf of
                  -OPPENHEIMER DISCIPLINED ALLOCATION FUND
                  -OPPENHEIMER VALUE FUND
                             OPPENHEIMER U.S. GOVERNMENT TRUST

                      NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD AUGUST 17, 2005

      The Oppenheimer funds listed above (each a "Fund" and collectively the "Funds") will host a joint Special Meeting of shareholders on August 17, 2005 at 1:00 p.m., Mountain
Time, as may be adjourned from time-to-time.  The Special Meeting will be held at the
Funds' offices located at 6803 South Tucson Way, Centennial, Colorado 80112.  At the
Special Meeting, shareholders will be asked to vote on the following:

      1.    A proposal to elect eleven Trustees

      2.    Proposals to change, add or eliminate certain fundamental investment policies.

      Any shareholder who owned shares of a Fund at the close of business on May 19, 2005
(the "Record Date") will receive notice of the Meeting and will be entitled to vote at the
Meeting or any adjournment or postponement of the Meeting.  Please read the full text of the enclosed Proxy Statement for a complete understanding of the proposals.

                   YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                                WE URGE YOU TO VOTE PROMPTLY
       YOUR VOTE IS IMPORTANT. PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL
                               SOLICITATIONS BY VOTING TODAY

Dated: June 20, 2005

                                     By Order of the Board of Directors or Board of Trustees

                                                                   Robert G. Zack, Secretary

                                 OPPENHEIMER BALANCED FUND
                              OPPENHEIMER AMT-FREE MUNICIPALS
                          OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
                                 OPPENHEIMER BALANCED FUND
                           OPPENHEIMER CALIFORNIA MUNICIPAL FUND
                           OPPENHEIMER CAPITAL APPRECIATION FUND
                            OPPENHEIMER DEVELOPING MARKETS FUND
                                 OPPENHEIMER DISCOVERY FUND
                              OPPENHEIMER EMERGING GROWTH FUND
                           OPPENHEIMER EMERGING TECHNOLOGIES FUND
                                OPPENHEIMER ENTERPRISE FUND
                                  OPPENHEIMER GLOBAL FUND
                           OPPENHEIMER GLOBAL OPPORTUNITIES FUND
                          OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                                  OPPENHEIMER GROWTH FUND
                           OPPENHEIMER INTERNATIONAL GROWTH FUND
                        OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                               OPPENHEIMER MONEY MARKET FUND
                        OPPENHEIMER MULTI-STATE TRUST, on behalf of
                  -OPPENHEIMER NEW JERSEY MUNICIPAL FUND
                  -OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
                  -OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
                        OPPENHEIMER SERIES FUND, INC., on behalf of

                  -OPPENHEIMER DISCIPLINED ALLOCATION FUND
                  -OPPENHEIMER VALUE FUND
                  OPPENHEIMER U.S. GOVERNMENT TRUST

                              SPECIAL MEETING OF SHAREHOLDERS

                                      AUGUST 17, 2005

      This is a Proxy Statement for the above listed Oppenheimer funds (each a "Fund" and collectively the "Funds").  The Board of Trustees or Board of Directors ("Board") of the
Funds is soliciting proxies for a joint Special Meeting of shareholders of each Fund to approve proposals that have already been approved by the Board.  (The Board of Trustees and
Board of Directors are the same board.  For purposes of this Proxy Statement, the members of the Boards are referred to as "Trustees" and collectively referred to as the "Trustees".)

      The Board has sent you this Proxy Statement to ask for your vote on several proposals affecting your Fund.  The Funds will hold a Special Meeting of Shareholders on August 17,
2005 at 1:00 p.m. Mountain Time, as may be adjourned from time to time.  The Special
Meeting will be held at the Funds' offices located at 6803 South Tucson Way, Centennial,
Colorado 80112 in order to consider the proposals described in this Proxy Statement.

      Any shareholder who owned shares of a Fund on May 19, 2005 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting.  Shareholders are entitled to cast one vote for each full share and fractional vote for each fractional share they own on the Record Date.

      You should read the entire Proxy Statement before voting.  If you have any questions, please call 1-800-225-5677 (1-800-CALL-OPP).  The Funds expect to mail the Notice of
Special Meeting, this Proxy Statement and proxy ballot to shareholders on or about June 20,
2005.

      The Funds are required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC").  The SEC maintains a website that contains information about the Funds (www.sec.gov).  You can inspect and copy the proxy material, reports and other information at the public reference facilities of the
SEC, 450 Fifth Street, N.W., Washington, D.C.  20549.  You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information
Services of the SEC at 450 Fifth Street, N.W., Washington, D.C.  20549, at prescribed rates.

      The Annual Report to Shareholders of each Fund, including financial statements of the
Fund, has previously been sent to shareholders.  Upon request, each Fund's most recent annual and subsequent semi-annual report (if available) is available at no cost.  To request a report please call the Funds toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Funds at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado
80217-5270.

                                   QUESTIONS AND ANSWERS:

What proposals am I being asked to vote on?

      You are being asked to vote on the following proposals:

PROPOSAL 1:  To elect Eleven Trustees for the Funds.

      For the election of Trustees, shareholders of Rochester National Municipals, New
Jersey Municipal Fund and Pennsylvania Municipal Fund will vote together.  Shareholders of
Disciplined Allocation Fund and Value Fund will vote together.  Shareholders of all other
Funds will vote separately.

PROPOSAL 2:  To approve changes in, or the addition or elimination of, certain fundamental investment policies.

      The following key provides a brief description of each sub-proposal in Proposal 2.
Following the key is a table showing which proposals apply to your Fund(s).

      Shareholders of each Fund vote separately on each sub-proposal in Proposal 2 as indicated in the table.

2a:  Borrowing
2b:  Concentration of Investments
2c:  Diversification of Investments
2d:  Futures
2e:  Investing to Exercise Control
2f:   Investing in Issuers Whose Shares are Owned by the Funds' Trustees and Officers
2g:  Investing in Other Investment Companies
2h:  Lending
2i:   Margin and Short Sales (purchasing)
2j:  Pledging, Mortgaging or Hypothecating of Assets
2k:  Real Estate and Commodities
2l:   Senior Securities
2m: Underwriting
2n   Investing in Unseasoned Issuers
2o:  Investment Percentage Restrictions

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Name of Oppenheimer  2a  2b  2c 2d  2e 2f  2g 2h  2i 2j  2k 2l  2m  2n  2o
Fund
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AMT-Free Municipals                                         X           X
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AMT-Free NY                  X  X                           X   X       X
Municipals
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Balanced             X   X   X      X  X      X   X  X   X  X           X
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California Municipal            X          X                X   X       X
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Capital Appreciation     X   X                           X  X
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Developing Markets   X   X   X             X  X          X  X

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Discovery                X   X                X          X  X           X
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Emerging Growth      X   X   X                X          X  X
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Emerging             X   X                    X          X  X
Technologies
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Enterprise           X   X   X      X  X   X  X   X  X   X  X
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Global               X   X   X      X  X   X  X   X  X   X  X           X
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Global Opportunities         X                              X
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Gold & Special           X                                  X
Minerals
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Growth                       X                           X  X       X
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International Growth X   X   X      X  X   X  X   X  X   X  X
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International Small  X   X   X                X          X  X
Company
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Money Market             X             X   X      X      X  X   X

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New Jersey Municipal                                        X           X
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Pennsylvania         X   X                    X          X  X           X
Municipal
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Rochester National           X             X  X          X  X
Municipals
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U.S. Government          X   X             X      X      X  X   X
Trust
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Value                                                    X  X
---------------------------------------------------------------------------

Has my Fund's Board approved the Proposals?

      Yes. The Board unanimously approved these proposals and recommends that you vote to approve each proposal.

Why am I being asked to elect Trustees?

      Certain regulations require that a majority of Trustees be elected by shareholders.
In addition new trustees cannot be appointed by the Trustees to fill vacancies created by resignations or an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders.  Nine members of the current
Board and two new members will stand for election at this Special Meeting of shareholders.

Why is the Board recommending changes to, or the addition or elimination of, certain investment policies for the Funds, and why must the changes be submitted to shareholders?

      In some cases the changes to, or addition or elimination of, a policy is in response to changes in regulatory requirements since the Funds implemented their current policies.
Changes are also being recommended in an effort to modernize the policies, provide the
Funds additional flexibility, and/or achieve consistency among the Funds and other funds in the Oppenheimer family funds.  The Proxy Statement explains each of the proposed changes to or addition or elimination of, a policy.  Shareholders are only being asked to approve the changes in investment policies that are "fundamental" and that apply to their respective
Fund(s).  A "fundamental" investment policy can be changed only with the approval of shareholders.

Will the proposed changes in the fundamental investment policies change the investment objective of my Fund?

      No. Each Fund will continue to be managed according to its current investment objective.

When will the Shareholder Meeting be held?

      The Meeting will be held on August 17, 2005, unless it is adjourned.

How do I vote my shares?

      You can vote your shares by completing and signing the enclosed proxy ballot(s), and mailing the proxy ballot(s) in the enclosed postage paid envelope. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-800-225-5677
(1-800-CALL-OPP).

                                            PROPOSAL 1

                                    ELECTION OF TRUSTEES

      At the Meeting, eleven (11) Trustees are to be elected.  If elected, the Trustees will serve indefinite terms until their respective successors are duly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the
Funds that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of all the nominees named further below as Trustees of the Funds.

      The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees.  As a result, if elected, the Trustees will hold office until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board may, subject to the Investment Company Act of 1940 (referred to in this Proxy Statement as the
"Investment Company Act"), in its discretion, select another person to fill the vacant position.  Each of the nominees has consented to be named as such in this Proxy Statement and to serve as Trustee if elected.

      Although the Funds will not normally hold annual meetings of their shareholders, they may hold shareholder meetings from time to time on important matters.  Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Funds' organizing documents.  Also, if at any time, less than a majority of the
Trustees holding office has been elected by the shareholders of a Fund, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees to that Fund.

      Except for Matthew P. Fink, John V. Murphy, Joseph M. Wikler and Peter I. Wold, each of the Trustees currently serves as a Trustee for all Funds included in this Proxy
Statement.  Mr. Fink serves as a Trustee for ten (10) Funds included in this Proxy
Statement.  Mr. Fink serves as a Trustee for AMT-Free New York Municipals, California
Municipal Fund, Capital Appreciation Fund, Discovery Fund, Global Opportunities Fund, Gold
& Special Minerals Fund, Growth Fund, Money Market Fund, Disciplined Allocation Fund, and
Value Fund.  Mr. Murphy serves as a Trustee for 13 Funds included in this Proxy Statement.
Mr. Murphy serves as a Trustee for AMT-Free New York Municipals, California Municipal Fund,
Capital Appreciation Fund, Discovery Fund, Emerging Growth Fund, Emerging Technologies
Fund, Global Opportunities Fund, Gold & Special Minerals Fund, Growth Fund, Money Market
Fund, Disciplined Allocation Fund, Value Fund, and U.S. Government Trust.   Mr. Wikler and
Mr. Wold currently serve as trustee or director of other funds in the Oppenheimer family of funds.

      Except for Mr. Murphy, each Trustee is not an "interested person" of the Funds (as that term is defined in the Investment Company Act) ("Independent Trustee").  Mr. Murphy is
an "interested person" of the Funds, because he is affiliated with OppenheimerFunds, Inc.
(the "Manager") by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      Russell S. Reynolds, Jr. has reported he has a controlling interest in The
Directorship Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees of $137,500 for the calendar year ended December 31, 2002. Mr.
Reynolds reported that The Directorship Search Group did not provide consulting services to
Massachusetts Mutual Life Insurance Company during the calendar years ended December 31,
2003 or December 31, 2004.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained)
determined that the consulting arrangements between The Directorship Search Group and
Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee.
Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not, prior to
January 1, 2006, be counted for purposes of determining whether a quorum of Independent
Trustees was present or whether a majority of Independent Trustees approved the matter.

      The Funds' Trustees and officers (including the portfolio managers), their positions with the Fund and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below.  The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO
80112-3924. Each Trustee will serve for an indefinite term, until his or her resignation, retirement, death or removal.

Nominees for Independent Trustees.

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Name,                   Principal Occupation(s) During Past 5 Years;
Position(s) Held with   Other Trusteeships/Directorships Held by Trustee;
Funds,                  Number of Portfolios in Fund Complex Currently
Length of Service,      Overseen by Trustee
Age

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Clayton K. Yeutter,     Of Counsel (since 1993), Hogan & Hartson (a law
Chairman of the Board   firm). Other directorships: Danielson Holding
of Trustees,            Corp. (since 2002); formerly a director of
Trustee since 1991      Weyerhaeuser Corp. (1999-2004), Caterpillar, Inc.
Age: 74                 (1993-December 2002), ConAgra Foods (1993-2001),
                        FMC (1993-2001) and Texas Instruments (1993-2001).
                        Oversees 24 portfolios in the OppenheimerFunds
                        complex.

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Matthew P. Fink,        Director (since October 1991) of ICI Education
Trustee since 2005      Foundation. Formerly President of the Investment
Age:  64                Company Institute (October 1991-October 2004),
                        Director of ICI Mutual Insurance Company (October
                        1991-June 2004).  Oversees 11 portfolios in the
                        OppenheimerFunds complex.

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Robert G. Galli,        Trustee or director of other Oppenheimer funds.
Trustee since 1993      Oversees 34 portfolios in the OppenheimerFunds
Age: 71                 complex.

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Phillip A. Griffiths,   A director (since 1991) of the Institute for
Trustee, since 1999     Advanced Study, Princeton, N.J., a director (since
Age: 66                 2001) of GSI Lumonics, a trustee (since 1983) of
                        Woodward Academy, a Senior Advisor (since 2001) of
                        The Andrew W. Mellon Foundation. A member of: the
                        National Academy of Sciences (since 1979),
                        American Academy of Arts and Sciences (since
                        1995), American Philosophical Society (since 1996)
                        and Council on Foreign Relations (since 2002).
                        Formerly a director of Bankers Trust New York
                        Corporation (1994-1999). Oversees 24 portfolios in
                        the OppenheimerFunds complex.

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Mary F. Miller,         Trustee (since October 1998) of the American
Trustee since 2004      Symphony Orchestra (not-for-profit performing
Age: 62                 arts). Formerly a Senior Vice President and
                        General Auditor of American Express Company
                        (financial services) (July 1998-February 2003).
                        Oversees 24 portfolios in the OppenheimerFunds
                        complex.

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Joel W. Motley,         Director (since 2002) Columbia Equity Financial
Trustee since 2002      Corp. (privately-held financial adviser); Managing
Age: 53                 Director (since 2002) Carmona Motley, Inc.
                        (privately-held financial adviser); Formerly he
                        held the following positions: Managing Director
                        (January 1998-December 2001), Carmona Motley
                        Hoffman Inc. (privately-held financial adviser);
                        Managing Director (January 1992-December 1997),
                        Carmona Motley & Co. (privately-held financial
                        adviser). Oversees 24 portfolios in the
                        OppenheimerFunds complex.

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Kenneth A. Randall,    A director of Dominion Resources, Inc. (electric
Trustee since 1988     utility holding company); formerly a director of
Age: 77                Prime Retail, Inc. (real estate investment trust)
                       and Dominion Energy, Inc. (electric power and oil &
                       gas producer), President and Chief Executive
                       Officer of The Conference Board, Inc.
                       (international economic and business research) and
                       a director of Lumbermens Mutual Casualty Company,
                       American Motorists Insurance Company and American
                       Manufacturers Mutual Insurance Company. Oversees 24
                       portfolios in the OppenheimerFunds complex.
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Russell S. Reynolds,   Chairman (since 1993) of The Directorship Search
Jr.,                   Group, Inc. (corporate governance consulting and
Trustee since 1989     executive recruiting); a life trustee of
Age: 73                International House (non-profit educational
                       organization), and a trustee (since 1996) of the
                       Greenwich Historical Society. Oversees 24
                       portfolios in the OppenheimerFunds complex.
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Joseph M. Wikler,       A director (since 1996) of Lakes Environmental
Age: 64                 Association, and Medintec (since 1992) and Cathco
                        (since 1995) (medical device companies); a member
                        of investment committee of the Associated Jewish
                        Charities of Baltimore (since 1994); formerly a
                        director of Fortis/Hartford mutual funds
                        (1994-2001).  Oversees 14 portfolios in the
                        OppenheimerFunds complex.

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Peter I. Wold           President of Wold Oil Properties, Inc. (an oil and
Age : 57                gas exploration and production company); Vice
                        President, Secretary and Treasurer of Wold Trona
                        Company, Inc. (soda ash processing and
                        production); Vice President of Wold Talc Company,
                        Inc. (talc mining); Managing Member,
                        Hole-in-the-Wall Ranch (cattle ranching); formerly
                        Director and Chairman of the Board, Denver Branch
                        of the Federal Reserve Bank of Kansas City
                        (1993-1999) and Director of PacifiCorp.
                        (1995-1999), an electric utility.  Oversees 14
                        portfolios in the OppenheimerFunds complex

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Nominee for Interested Trustee

      The address of Mr. Murphy in the chart below is Two World Financial Center, 225
Liberty Street, New York, NY 10281-1008.  Mr. Murphy will serve for an indefinite term, until his resignation, retirement, death or removal.

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Name,                  Principal Occupation(s) During Past 5 Years;
Position(s) Held with  Other Trusteeships/Directorships Held by Trustee;
Fund,                  Number of Portfolios in Fund Complex Currently
Length of Service      Overseen by Trustee
Age
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John V. Murphy,        Chairman, Chief Executive Officer and director
President and          (since June 2001) and President (since September
Trustee since 2001     2000) of the Manager; President and a director or
Age: 55                trustee of other Oppenheimer funds; President and a
                       director (since July 2001) of Oppenheimer
                       Acquisition Corp. (the Manager's parent holding
                       company) and of Oppenheimer Partnership Holdings,
                       Inc. (a holding company subsidiary of the Manager);
                       a director (since November 2001) of
                       OppenheimerFunds Distributor, Inc. (a subsidiary of
                       the Manager); Chairman and a director (since July
                       2001) of Shareholder Services, Inc. and of
                       Shareholder Financial Services, Inc. (transfer
                       agent subsidiaries of the Manager); President and a
                       director (since July 2001) of OppenheimerFunds
                       Legacy Program (a charitable trust program
                       established by the Manager); a director of the
                       investment advisory subsidiaries of the Manager:
                       OFI Institutional Asset Management, Inc. and
                       Centennial Asset Management Corporation (since
                       November 2001), HarbourView Asset Management
                       Corporation and OFI Private Investments, Inc.
                       (since July 2001); President (since November 1,
                       2001) and a director (since July 2001) of
                       Oppenheimer Real Asset Management, Inc.; a director
                       (since November 2001) of Trinity Investment
                       Management Corp. and Tremont Advisers, Inc.
                       (investment advisory affiliates of the Manager);
                       Executive Vice President (since February 1997) of
                       Massachusetts Mutual Life Insurance Company (the
                       Manager's parent company); a director (since June
                       1995) of DLB Acquisition Corporation (a holding
                       company that owns the shares of David L. Babson &
                       Company, Inc.); formerly, Chief Operating Officer
                       (September 2000-June 2001) of the Manager;
                       President and trustee (November 1999-November 2001)
                       of MML Series Investment Fund and MassMutual
                       Institutional Funds (open-end investment
                       companies); a director (September 1999-August 2000)
                       of C.M. Life Insurance Company; President, Chief
                       Executive Officer and director (September
                       1999-August 2000) of MML Bay State Life Insurance
                       Company. Oversees 72 portfolios as Trustee/Director
                       and 10 portfolios as Officer in the
                       OppenheimerFunds complex.
----------------------------------------------------------------------------

      The dollar ranges of securities beneficially owned by the Trustees in the Oppenheimer family of funds as of December 31, 2004 (and as of March 31, 2004 for Mr. Fink), are as
follows:

      -------------------------------------------------------------------
      Trustee              Aggregate Dollar Range of Equity Securities
                           Held in All Registered Investment Companies
                           Overseen or to be Overseen by Trustee in the
                           Oppenheimer Family of Investment Companies
      -------------------------------------------------------------------
      -------------------------------------------------------------------
      Mr. Fink             Over $100,000
      -------------------------------------------------------------------
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      Mr. Galli            Over $100,000
      -------------------------------------------------------------------
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      Mr. Griffiths        Over $100,000
      -------------------------------------------------------------------
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      Ms. Miller           None
      -------------------------------------------------------------------
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      Mr. Motley           Over $100,000
      -------------------------------------------------------------------
      -------------------------------------------------------------------
      Mr. Murphy           Over $100,000
      -------------------------------------------------------------------
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      Mr. Randall          Over $100,000
      -------------------------------------------------------------------
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      Mr. Reynolds         Over $100,000
      -------------------------------------------------------------------
      -------------------------------------------------------------------

      Mr. Wikler           $50,001-$100,000

      -------------------------------------------------------------------
      -------------------------------------------------------------------

      Mr. Wold             Over $100,000

      -------------------------------------------------------------------
      -------------------------------------------------------------------
      Mr. Yeutter          Over $100,000
      -------------------------------------------------------------------

General Information Regarding the Board

      The Funds are governed by the Board which is responsible for protecting the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Funds'
activities, review their performance and review the actions of the Manager which is responsible for the Funds' day-to-day operations.  Eight meetings of the Trustees were held during the calendar year ended December 31, 2004.  Each Trustee was present for at least
75% of the aggregate number of Board meetings and all committees on which that Trustee served that were held during the period.

Committees of the Board of Trustees

      The Board of Trustees has appointed four standing committees: an Audit Committee, a
Regulatory & Oversight Committee, a Governance Committee, and a Proxy Committee.

      The Audit Committee is comprised solely of Independent Trustees.  The members of the
Audit Committee are Mr. Motley (Chairman), Mr. Randall and Ms. Miller.  The Audit Committee
held six meetings during the calendar year ended December 31, 2004.  The Audit Committee provides the Board with recommendations regarding the selection of the Funds' independent registered public accounting firm. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent registered public accounting firm concerning the Fund's internal accounting procedures and controls, and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter

      The members of the Regulatory & Oversight Committee are Mr. Galli (Chairman), Mr.
Motley and Mr. Griffiths. The Regulatory & Oversight Committee held six meetings during the calendar year ended December 31, 2004.  The Regulatory & Oversight Committee evaluates and reports to the Board on the Funds' contractual arrangements, including the investment advisory and distribution agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Funds to comply with the Investment Company Act and other applicable laws, among other duties as set forth in the Committee's charter.

      The Governance committee is comprised solely of Independent Trustees.  The members of the Governance Committee are Mr. Griffiths (Chairman), Mr. Reynolds and Mr. Randall.  The
Governance Committee held six meetings during the calendar year ended December 31, 2004.
The Governance Committee reviews the Funds' governance guidelines, the adequacy of the
Funds' Codes of Ethics, and develops qualification criteria for Board members consistent with the Funds' governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Mr. Reynolds, Mr. Fink and Ms. Miller.  The
Proxy Committee held one meeting during the calendar year ended December 31, 2004.  The
Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Funds.

      The Board is responsible for approving nominees for election as trustees.  To assist in this task, the Board has designated the Governance Committee as the nominating committee
for the Board.   It reviews and recommends nominees to the Board. The Committee is comprised entirely of Independent Trustees.  The Board does not have a standing compensation committee.

      The Governance Committee charter describes the responsibilities of the Committee in nominating candidates for election as Independent Trustees of the Funds.  The Board has
adopted a written charter for the Committee.  A current copy of the Governance Committee charter is expected to be available to shareholders in the near future on the
OppenheimerFunds website at www.oppenheimerfunds.com.

      Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Funds' shareholders.  The Governance
Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Funds' investment advisors.  The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process.  Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of
OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New
York, NY 10281-1008, to the attention of the Board of Trustees of [name of Fund], c/o the
Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following:  (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated;
and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.  Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance
Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act.  In addition, certain other relationships with Massachusetts
Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      The Committee has not established specific qualifications that it believes must be met by a trustee nominee.  In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules.  The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board.  There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.  Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Compensation of Trustees

      The Funds' Independent Trustees receive compensation for service as a Trustee and as a Committee member (if applicable) and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings. Each Fund for which an Independent
Trustee serves as a trustee pays a share of these expenses.

      The officers of the Funds and one Trustee (Mr. Murphy), who are affiliated with the
Manager, receive no salary or fee from the Funds.  The total compensation from all the
Funds represents compensation received for serving as a director, trustee or member of a committee (if applicable) of the Board of those Funds during the calendar year 2004.

 -------------------------------------------------------------------------
 Director Name and Other Fund         Aggregate      Total Compensation
                                                    From All Oppenheimer
                                                       Funds For Which
                                                         Individual
 Position(s)                         Compensation         Serves As
 (as applicable)                    From the Funds    Trustee/Director
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Clayton K. Yeutter                    $173,700           $173,700
 Chairman of the Board
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Robert G. Galli

 Regulatory & Oversight Committee      $129,312          $237,312(1)
 Chairman

 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Phillip Griffiths                     $142,092           $142,092
 Governance Committee Chairman
 and Regulatory & Oversight
 Committee Member
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Mary F. Miller(2)                      $8,532             $8,532

 Audit Committee Member and Proxy
 Committee Member

 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Joel W. Motley                        $150,760           $150,760
 Audit Committee Chairman and
 Regulatory & Oversight Committee
 Member
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Kenneth A. Randall                    $134,080           $134,080
 Audit Committee Member and
 Governance Committee Member
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Russell S. Reynolds, Jr.              $106,792           $106,792
 Proxy Committee Member and
 Governance Committee Member
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Matthew Fink(3)                          $0                 $0

 Proxy Committee Member

 -------------------------------------------------------------------------
 -------------------------------------------------------------------------

 Joseph M. Wikler(4)                      $0               $23,000

 -------------------------------------------------------------------------
 -------------------------------------------------------------------------

 Peter I. Wold(4)                         $0               $20,500

 -------------------------------------------------------------------------

   1. Includes  $111,000  paid to Mr.  Galli for  serving as trustee  or  director  of 10 other
      Oppenheimer funds.

   2. The Board  appointed  Ms.  Miller as a Trustee to 14 Funds on August  13,  2004 and to 10
      Funds on October 26, 2004.
   3. The Board  appointed  Mr. Fink as a Trustee on January 1, 2005 and  therefore,  he did not receive any compensation for the calendar year 2004.
   4. Mr. Wikler and Mr. Wold do not currently  serve as Trustees for the Funds  included in this Proxy  Statement  and did not  receive  any  compensation  from the Funds for the calendar year 2004.

Retirement Plan for Trustees

      The Funds have adopted a retirement plan that provides for payments to retired
Independent Trustees. Payments are up to 80% of the average compensation paid during a
Trustee's five years of service in which the highest compensation was received.  A Trustee must serve as director for any of the Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit.  Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

Deferred Compensation Plan for Trustees

      The Board has adopted a Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Funds.  Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee.  The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.  Deferral of
Trustee's fees under the plan will not materially affect the Funds' assets, liabilities and net income per share.  The plan will not obligate the Funds to retain the services of any
Trustee or to pay any particular level of compensation to any Trustee.  Pursuant to an order issued by the SEC, each Fund may invest in the Funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

Officers

      Information is given below about the executive officers who are not Trustees of the
Funds, including their business experience during the past five years. Messrs. Gillespie,
Miao, Petersen, Vandehey, Vottiero, Wixted and Zack and Mses. Bloomberg and Ives,
respectively, hold the same offices with the other Oppenheimer funds in the
OppenheimerFunds family of funds. The address of the officers in the chart below is as follows:  for Messrs. Gillespie, Miao and Zack and Ms. Bloomberg, Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs. Petersen, Vandehey and
Vottiero and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924.  With the
exception of the officers of Disciplined Allocation Fund, Value Fund, Money Market Fund,
California Municipal Fund and Balanced Fund who serve for a one-year term, each officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                               Officers of the Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Funds, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer (since March 1999) of
Treasurer since 1999    the Manager; Treasurer of HarbourView Asset Management
Age: 45                 Corporation, Shareholder Services, Inc., Oppenheimer Real
                        Asset Management, Inc., Shareholder Financial Services,
                        Inc., Oppenheimer Partnership Holdings, Inc. (since March
                        1999), of OFI Private Investments, Inc. (since March 2000),
                        OppenheimerFunds International Ltd. and OppenheimerFunds
                        plc (since May 2000) of OFI Institutional Asset Management,
                        Inc. (since November 2000), and of OppenheimerFunds Legacy
                        Program (a Colorado non-profit corporation) (since June
                        2003); Treasurer and Chief Financial Officer (since May
                        2000) of OFI Trust Company (a trust company subsidiary of
                        the Manager); Assistant Treasurer (since March 1999) of
                        Oppenheimer Acquisition Corp. Formerly Assistant Treasurer
                        of Centennial Asset Management Corporation (March
                        1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003). An officer of 83 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer                 Asset Management Corporation and Shareholder Services,
since 2004              Inc.  Formerly (until February 2004) Vice President and
Age:  54                Director of Internal Audit of the Manager.  An officer of
                        83 Portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager since March
Assistant Treasurer     of 2002.  Formerly Vice President/Corporate Accounting of
since 2002              the Manager (July 1999-March 2002).  An officer of 83
Age: 41                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager since August 2002;
Assistant Treasurer     formerly Manager/Financial Product Accounting (November
since 2004              1998-July 2002) of the Manager.  An officer of 83
Age:  34                portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary               Counsel (since February 2002) of the Manager; General
since 2001              Counsel and a director (since November 2001) of the
Age: 56                 Distributor; General Counsel (since November 2001) of
                        Centennial Asset Management Corporation; Senior Vice
                        President and General Counsel (since November 2001) of
                        HarbourView Asset Management Corporation; Secretary and
                        General Counsel (since November 2001) of Oppenheimer
                        Acquisition Corp.; Assistant Secretary and a director
                        (since October 1997) of OppenheimerFunds International Ltd.
                        and OppenheimerFunds plc; Vice President and a director
                        (since November 2001) of Oppenheimer PartnershipHoldings,
                        Inc.; a director (since November 2001) of Oppenheimer Real
                        Asset Management, Inc.; Senior Vice President, General
                        Counsel and a director (since November 2001)Shareholder
                        Financial Services, Inc. and OFI Trust Company; Vice
                        President (since November 2001) of Oppenheimer Funds Legacy
                        Program; Senior Vice President and General Counsel (since
                        November 2001) of OFI Institutional Asset Management, Inc.;
                        a director (since June 2003) of OppenheimerFunds (Asia)
                        Limited.  Formerly Senior Vice President (May 1985-December
                        2003), Acting General Counsel (November 2001-February 2002)
                        and associate General Counsel (May 1981-October 2001)of the
                        Manager; Assistant Secretary of Shareholder Services, Inc.
                        (May 1985-November 2001), Shareholder Financial Services,
                        Inc. (November 1989-November 2001); and OppenheimerFunds
                        International Ltd. (October 1997-November 2001).  And
                        Officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior  Vice  President  and Deputy  General  Counsel of the
Assistant Secretary     Manager since  September 2004.  Formerly Mr.  Gillespie held
since 2004              the  following   positions  at  Merrill   Lynch   Investment
Age:  40                Management:  First  Vice  President  (2001-September  2004);
                        Director  (from  2000) and Vice  President  (1998-2000).  An officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999)  and Assistant secretary (since
Age: 39                 October 2003) of the Distributor; Assistant Secretary
                        (since October 2003) of Centennial Asset Management
                        Corporation; Vice President and Assistant Secretary (since
                        1999) of Shareholder Services, Inc.; Assistant Secretary
                        (since December 2001) of OppenheimerFunds Legacy Program
                        and of Shareholder Financial Services, Inc. Formerly an
                        Assistant Counsel (August 1994-October 2003). An officer of
                        83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager since
Assistant Secretary     May 2004; formerly First Vice President and Associate
since 2004              General Counsel of UBS Financial Services inc. (formerly
Age:  36                PaineWebber Incorporated) (May 1999-April 2004) Prior to
                        which she was and Associate at Skadden, Arps, Slate,
                        Meagher & Flom, LLP (September 1996-April 1999).  An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Wayne Miao,             Assistant Vice President and Assistant Counsel of the
Assistant Secretary     Manager since June 2004.  Formerly and Associate with
since 2004              Sidley Austin Brown & Wood LLP (September 1999-May 2004).
Age:  31                An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      Portfolio Managers (and Officers) of the Funds

------------------------------------------------------------------------------------
Name,                        Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund,
Length of Service,
Age
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Rajeev Bhaman,               Vice President of the Manager since January 1997; an
Vice President and           officer of 2 portfolios in the OppenheimerFunds
Portfolio Manager of Global  complex.
Fund since 2004
Age:  41
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Randall C. Dishmon,          Vice President of the Manager since January 2005.
Assistant Vice President     Previously, an Assistant Vice President and Senior
and Assistant Portfolio      Research Analyst (June 2001-January 2005) of the
Manager of Global            Manager. Prior to joining the Manager he was a
Opportunities Fund since     management consultant with Booz, Allen & Hamilton
2004                         (May 1998-June 2001).
Age:  39
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
George Evans,                Vice President (since October 1993) and Director of
Vice President and           International Equities (since July 2004) of the
Portfolio Manager of         Manager. Formerly Vice President of HarbourView Asset
International Growth Fund    Management Corporation (July 1994-November 2001); an
since 1996                   officer of 2 portfolios in the OppenheimerFunds
Age:  45                     complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ronald H. Fielding,          Senior Vice President of the Manager since January
Vice President and           1996; Chairman of the Rochester Division of the
Portfolio Manager of         Manager since January 1996; an officer of 10
AMT-Free Municipals,         portfolios in the OppenheimerFunds complex.
AMT-Free New York
Municipals, California
Municipals, New Jersey
Municipal Fund,
Pennsylvania Municipal
Fund, and Rochester
National Municipals  since
1999
Age:  56

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Alan Gilston,                Vice President of the Manager since September 1997.
Vice President and
Portfolio Manager of
Enterprise Fund since 2004
Age:  47
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Laura Granger,               Vice President of the Manager since October 2000; an
Vice President and           officer of 3 portfolios in the OppenheimerFunds
Portfolio Manager of         complex. Formerly a portfolio manager at Fortis
Discovery Fund, Emerging     Advisors (July 1998-October 2000).
Growth Fund, Emerging
Technologies Fund since 2000
Age:  44
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Frank Jennings,              Vice President of the Manager since September 1995.
Vice President and
Portfolio Manager of Global
Opportunities Fund since
1995
Age:  57
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Christopher Leavy,           Senior Vice President of the Manager since September
Vice President and           2000; an officer of 8 portfolios in the
Portfolio Manager of Value   OppenheimerFunds complex. Formerly a portfolio
Fund, U.S. Government Trust  manager of Morgan Stanley Dean Witter Investment
and Disciplined Allocation   Management (1997 - September 2000).
Fund since 2000
Age:  34
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Mark Madden,                 Vice President of the Manager (since August 2004).
Vice President and           Formerly he held the following positions in Global
Portfolio Manager of         Asset Management at Pioneer Investment Management,
Developing Markets Fund      Inc.: Managing Director, Global Emerging Markets Team
since 2004                   (November 2000-July 2004) and Senior Vice President
Age:  48                     and Portfolio Manager, International Equities
                             (December 1998-October 2000).
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Angelo Manioudakis,          Senior Vice President of the Manager (since April
Vice President and           2002), of HarbourView Asset Management Corporation
Portfolio Manager of U.S.    (since April, 2002 and of OFI Institutional Asset
Government Trust and         Management, Inc. (since June 2002); an officer of 14
Disciplined Allocation Fund  portfolios in the OppenheimerFunds complex. Formerly
since 2002                   Executive Director and portfolio manager for Miller,
Age:  39                     Anderson & Sherrerd, a division of Morgan Stanley
                             Investment Management (August 1993-April 2002).

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
David Poiesz,                Senior Vice President of the Manager since June 2004;
Vice President and           an officer of 2 portfolios in the OppenheimerFunds
Portfolio Manager of Growth  complex; formerly a senior portfolio manager at
Fund since 2004              Merrill Lynch. (October 2002-May 2004); and founding
Age:  47                     partner of RiverRock, a hedge fund product; (April
                             1999-July 2001).
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Jane Putnam,                 Vice President of the Manager since October 1995; an
Vice President and           officer of 2 portfolios in the OppenheimerFunds
Portfolio Manager of         complex.
Capital Appreciation Fund
since 1995
Age:  44
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Rohit Sah,                   Vice President of the Manager since January 2004.
Vice President and           Formerly Assistant Vice President and Assistant
Portfolio Manager of         Portfolio Manager of the Manager (December 2000 -
International Small Company  December 2003); an equity analyst of the Manager
Fund since 2004              (June 1996 - December 2000).
Age:  39
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Barry D. Weiss,              Vice  President  of the Manager  (since July 2001) and
Vice President and           of HarbourView  Asset  Management  Corporation  (since
Portfolio Manager of Money   June  2003);   an  officer  of  6  portfolios  in  the
Market Fund since 2001       OppenheimerFunds   complex.  Formerly  Assistant  Vice
Age:  41                     President  and Senior  Credit  Analyst of the  Manager
                             (February   2000-June  2001).  Prior  to  joining  the
                             Manager in February  2000, he was Associate  Director,
                             Structured  Finance,  Fitch  IBCA Inc.  (April  1998 -
                             February 2000).
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
William L. Wilby,            Senior Vice President (since July 1994) and Senior
Vice President and           Investment Officer, Director of Equities (since July
Portfolio Manager of Global  2004) of the Manager. Formerly, Senior Investment
Fund since 2002              Officer, Director of International Equities of the
Age:  61                     Manager (May 2000-July 2004) and Senior Vice
                             President of HarbourView Asset Management Corporation
                             (May 1999-November 2001). An officer of 6 portfolios
                             in the OppenheimerFunds complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Carol E. Wolf,               Senior  Vice  President  of the  Manager  (since  June
Vice President and           2000) and of HarbourView Asset Management  Corporation
Portfolio Manager of Money   (since June 2003);  an officer of 6 portfolios  in the
Market Fund, Inc. since 1988 OppenheimerFunds  complex.  Formerly Vice President of
Age:  53                     the Manager (June 1990 - June 2000).
------------------------------------------------------------------------------------

      All officers serve at the pleasure of the Board. As of May 19, 2005, the Trustees, nominees for Trustee and officers, individually and as a group, beneficially owned less than 1% of the outstanding shares of any Fund.  The foregoing statement does not reflect ownership of shares of any Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the
Fund listed above.  In addition, each Independent Trustee, and his or her family members, does not own securities of either the Manager or OppenheimerFunds Distributor, Inc. (the
"Distributor" of the Funds) or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Independent Registered Public Accounting Firm Fees and Services

The Funds have selected KPMG LLP as their Independent Registered Public Accounting Firm
("Principal Accountant" or "KPMG") for each of their 2004 and 2003 fiscal years as well as the current fiscal year.

Audit Fees.  For the audit of each Fund's annual financial statements, KPMG billed the
----------
following amounts in each Fund's fiscal 2004 and fiscal 2003.

     -----------------------------------------------------------
                    Fund                    2004        2003
     -----------------------------------------------------------
     -----------------------------------------------------------

     AMT-Free Municipals                $20,000      $20,000

     -----------------------------------------------------------
     -----------------------------------------------------------

     AMT-Free New York Municipals       $28,000      $20,000

     -----------------------------------------------------------
     -----------------------------------------------------------
     Balanced Fund                      $43,000      $40,000
     -----------------------------------------------------------
     -----------------------------------------------------------

     California Municipal Fund          $20,000      $15,000

     -----------------------------------------------------------
     -----------------------------------------------------------

     -----------------------------------------------------------
     -----------------------------------------------------------

     -----------------------------------------------------------
     -----------------------------------------------------------

     -----------------------------------------------------------
     -----------------------------------------------------------

     -----------------------------------------------------------
     -----------------------------------------------------------
     Capital Appreciation Fund          $45,000      $45,000
     -----------------------------------------------------------
     -----------------------------------------------------------
     Developing Markets Fund            $15,000      $15,000
     -----------------------------------------------------------
     -----------------------------------------------------------

     Disciplined Allocation Fund        $13,000      $10,000

     -----------------------------------------------------------
     -----------------------------------------------------------

     Discovery Fund                     $33,000      $28,000

     -----------------------------------------------------------
     -----------------------------------------------------------

     Emerging Growth Fund               $18,000      $15,000

     -----------------------------------------------------------
     -----------------------------------------------------------

     Emerging Technologies Fund         $18,000      $17,000

     -----------------------------------------------------------
     -----------------------------------------------------------
     Enterprise Fund                    $13,000      $10,000
     -----------------------------------------------------------
     -----------------------------------------------------------

     Global Fund                        $54,000      $50,000

     -----------------------------------------------------------
     -----------------------------------------------------------

     Global Opportunities Fund          $28,000      $25,000

     -----------------------------------------------------------
     -----------------------------------------------------------
     Gold & Special Minerals Fund       $20,000      $15,000
     -----------------------------------------------------------
     -----------------------------------------------------------

     Growth Fund                        $45,000      $35,000

     -----------------------------------------------------------
     -----------------------------------------------------------

     -----------------------------------------------------------
     -----------------------------------------------------------

     -----------------------------------------------------------
     -----------------------------------------------------------
     International Growth Fund          $18,000      $15,000
     -----------------------------------------------------------
     -----------------------------------------------------------

     International Small Company Fund   $18,000      $15,000

     -----------------------------------------------------------
     -----------------------------------------------------------
     Money Market Fund, Inc.            $38,000      $35,000
     -----------------------------------------------------------
     -----------------------------------------------------------

     -----------------------------------------------------------
     -----------------------------------------------------------
     New Jersey Municipal Fund          $18,000      $15,000
     -----------------------------------------------------------
     -----------------------------------------------------------
     Pennsylvania Municipal Fund        $18,000      $15,000
     -----------------------------------------------------------
     -----------------------------------------------------------

     -----------------------------------------------------------
     -----------------------------------------------------------
     Rochester National Municipals      $18,000      $15,000
     -----------------------------------------------------------
     -----------------------------------------------------------

     U.S. Government Trust              $30,000      $25,000

     -----------------------------------------------------------
     -----------------------------------------------------------

     Value Fund                         $13,000      $10,000

     -----------------------------------------------------------

Audit-Related Fees.  Audit-related fees would include, among others:  due diligence related
------------------
to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.  For the audit of each Fund's annual financial statements, KPMG did not bill any audit-related fees during each Fund's fiscal 2004 and billed the following amounts to the Fund during each Fund's fiscal 2003.

     ---------------------------------------------
                   Fund                   2003
     ---------------------------------------------
     ---------------------------------------------

     AMT-Free Municipals                        0

     ---------------------------------------------
     ---------------------------------------------

     AMT-Free New York Municipals               0

     ---------------------------------------------
     ---------------------------------------------
     Balanced Fund                              0
     ---------------------------------------------
     ---------------------------------------------

     California Municipal Fund                  0

     ---------------------------------------------
     ---------------------------------------------
     Capital Appreciation Fund                  0
     ---------------------------------------------
     ---------------------------------------------
     Developing Markets Fund                    0
     ---------------------------------------------
     ---------------------------------------------

     Disciplined Allocation Fund                0

     ---------------------------------------------
     ---------------------------------------------

     Discovery Fund                             0

     ---------------------------------------------
     ---------------------------------------------

     Emerging Growth Fund                       0

     ---------------------------------------------
     ---------------------------------------------

     Emerging Technologies Fund                 0

     ---------------------------------------------
     ---------------------------------------------
     Enterprise Fund                            0
     ---------------------------------------------
     ---------------------------------------------

     Global Fund                           $5,628

     ---------------------------------------------
     ---------------------------------------------

     Global Opportunities Fund                  0

     ---------------------------------------------
     ---------------------------------------------
     Gold & Special Minerals Fund               0
     ---------------------------------------------
     ---------------------------------------------

     Growth Fund                           $6,375

     ---------------------------------------------
     ---------------------------------------------
     International Growth Fund                  0
     ---------------------------------------------
     ---------------------------------------------

     International Small Company Fund           0

     ---------------------------------------------
     ---------------------------------------------
     Money Market Fund, Inc.                    0
     ---------------------------------------------
     ---------------------------------------------
     New Jersey Municipal Fund                  0
     ---------------------------------------------
     ---------------------------------------------
     Pennsylvania Municipal Fund                0
     ---------------------------------------------
     ---------------------------------------------
     Rochester National Municipals              0
     ---------------------------------------------
     ---------------------------------------------

     U.S. Government Trust                      0

     ---------------------------------------------
     ---------------------------------------------

     Value Fund                            $5,000

     ---------------------------------------------

For the audit of each Fund's annual financial statements, KPMG billed the following audit-related fees in each Fund's fiscal 2004 to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.  No audit-related fees were billed in any Fund's fiscal
2003.

     -------------------------------------------------
                    Fund                     2004
     -------------------------------------------------
     -------------------------------------------------

     AMT-Free Municipals                      $39,500

     -------------------------------------------------
     -------------------------------------------------

     AMT-Free New York Municipals             $44,500

     -------------------------------------------------
     -------------------------------------------------
     Balanced Fund                            $44,500
     -------------------------------------------------
     -------------------------------------------------

     California Municipal Fund                $39,500

     -------------------------------------------------
     -------------------------------------------------

     -------------------------------------------------
     -------------------------------------------------

     -------------------------------------------------
     -------------------------------------------------

     -------------------------------------------------
     -------------------------------------------------

     -------------------------------------------------
     -------------------------------------------------
     Capital Appreciation Fund                $39,500
     -------------------------------------------------
     -------------------------------------------------
     Developing Markets Fund                  $39,500
     -------------------------------------------------
     -------------------------------------------------

     Disciplined Allocation Fund              $39,500

     -------------------------------------------------
     -------------------------------------------------

     Discovery Fund                           $44,500

     -------------------------------------------------
     -------------------------------------------------

     Emerging Growth Fund                     $39,500

     -------------------------------------------------
     -------------------------------------------------

     Emerging Technologies Fund               $39,500

     -------------------------------------------------
     -------------------------------------------------
     Enterprise Fund                          $39,500
     -------------------------------------------------
     -------------------------------------------------

     Global Fund                              $44,500

     -------------------------------------------------
     -------------------------------------------------

     Global Opportunities Fund                $44,500

     -------------------------------------------------
     -------------------------------------------------
     Gold & Special Minerals Fund                   0
     -------------------------------------------------
     -------------------------------------------------

     Growth Fund                              $39,500

     -------------------------------------------------
     -------------------------------------------------

     -------------------------------------------------
     -------------------------------------------------

     -------------------------------------------------
     -------------------------------------------------
     International Growth Fund                $39,500
     -------------------------------------------------
     -------------------------------------------------

     International Small Company Fund         $39,500

     -------------------------------------------------
     -------------------------------------------------
     Money Market Fund, Inc.                  $39,500
     -------------------------------------------------
     -------------------------------------------------

     -------------------------------------------------
     -------------------------------------------------
     New Jersey Municipal Fund                $39,500
     -------------------------------------------------
     -------------------------------------------------
     Pennsylvania Municipal Fund              $39,500
     -------------------------------------------------
     -------------------------------------------------

     -------------------------------------------------
     -------------------------------------------------
     Rochester National Municipals            $39,500
     -------------------------------------------------
     -------------------------------------------------

     U.S. Government Trust                    $39,500

     -------------------------------------------------
     -------------------------------------------------

     Value Fund                               $39,500

     -------------------------------------------------

Tax Fees.  Tax Fees would include tax compliance, tax planning and tax advice.  Tax
--------
compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services.  Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.  For the audit of each Fund's annual financial statements, KPMG billed the following such amounts in each Fund's fiscal
2004 and fiscal 2003:

---------------------------------------------------------------
               Fund                     2004          2003
---------------------------------------------------------------
---------------------------------------------------------------

AMT-Free Municipals                             0       $5,000

---------------------------------------------------------------
---------------------------------------------------------------

AMT-Free New York Municipals                    0            0

---------------------------------------------------------------
---------------------------------------------------------------
Balanced Fund                                   0            0
---------------------------------------------------------------
---------------------------------------------------------------

California Municipal Fund                       0       $5,000

---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
---------------------------------------------------------------
Capital Appreciation Fund                       0            0
---------------------------------------------------------------
---------------------------------------------------------------
Developing Markets Fund                    $7,563       $2,339
---------------------------------------------------------------
---------------------------------------------------------------

Disciplined Allocation Fund                     0            0

---------------------------------------------------------------
---------------------------------------------------------------

Discovery Fund                                  0            0

---------------------------------------------------------------
---------------------------------------------------------------

Emerging Growth Fund                            0            0

---------------------------------------------------------------
---------------------------------------------------------------

Emerging Technologies Fund                      0            0

---------------------------------------------------------------
---------------------------------------------------------------
Enterprise Fund                                 0            0
---------------------------------------------------------------
---------------------------------------------------------------

Global Fund                                $4,984       $4,167

---------------------------------------------------------------
---------------------------------------------------------------

Global Opportunities Fund                  $3,365            0

---------------------------------------------------------------
---------------------------------------------------------------
Gold & Special Minerals Fund                    0            0
---------------------------------------------------------------
---------------------------------------------------------------

Growth Fund                                     0       $6,250

---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
---------------------------------------------------------------
International Growth Fund                       0       $5,315
---------------------------------------------------------------
---------------------------------------------------------------

International Small Company Fund          $11,825            0

---------------------------------------------------------------
---------------------------------------------------------------
Money Market Fund, Inc.                         0       $5,000
---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
---------------------------------------------------------------
New Jersey Municipal Fund                       0       $5,000
---------------------------------------------------------------
---------------------------------------------------------------
Pennsylvania Municipal Fund                     0       $5,000
---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
---------------------------------------------------------------
Rochester National Municipals                   0       $5,000
---------------------------------------------------------------
---------------------------------------------------------------

U.S. Government Trust                           0            0

---------------------------------------------------------------
---------------------------------------------------------------

Value Fund                                      0       $6,250

---------------------------------------------------------------

      For the audit of each Fund's annual financial statements, KPMG billed $6,000 in each
Fund's fiscal 2004 and (except as noted in the next sentence) $5,000 in each Fund's fiscal
2003 for such fees to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.
For the audit of Gold & Special Minerals Fund, Money Market Fund, Inc., AMT-Free
Municipals, New Jersey Municipal Fund, Pennsylvania Municipal Fund, California Municipal
Fund and Rochester National Municipals annual financial statements, KPMG billed no such fees in each Fund's fiscal 2003 to the Funds' investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds.

All Other Fees.  For the audit of each Fund's annual financial statements, KPMG billed no
--------------
other fees in each Fund's fiscal 2004 and the following other fees in each Fund's fiscal
2003.

--------------------------------------------------------
                  Fund                        2003
--------------------------------------------------------
--------------------------------------------------------

AMT-Free Municipals                                $157

--------------------------------------------------------
--------------------------------------------------------

AMT-Free New York Municipals                       $137

--------------------------------------------------------
--------------------------------------------------------
Balanced Fund                                   $30,439
--------------------------------------------------------
--------------------------------------------------------

California Municipal Fund                          $136

--------------------------------------------------------
--------------------------------------------------------

--------------------------------------------------------
--------------------------------------------------------

--------------------------------------------------------
--------------------------------------------------------

--------------------------------------------------------
--------------------------------------------------------

--------------------------------------------------------
--------------------------------------------------------
Capital Appreciation Fund                        $1,456
--------------------------------------------------------
--------------------------------------------------------
Developing Markets Fund                            $110
--------------------------------------------------------
--------------------------------------------------------

Disciplined Allocation Fund                         $26

--------------------------------------------------------
--------------------------------------------------------

Discovery Fund                                     $208

--------------------------------------------------------
--------------------------------------------------------

Emerging Growth Fund                                 $8

--------------------------------------------------------
--------------------------------------------------------

Emerging Technologies Fund                          $26

--------------------------------------------------------
--------------------------------------------------------
Enterprise Fund                                     $42
--------------------------------------------------------
--------------------------------------------------------

Global Fund                                      $1,592

--------------------------------------------------------
--------------------------------------------------------

Global Opportunities Fund                          $438

--------------------------------------------------------
--------------------------------------------------------
Gold & Special Minerals Fund                        $48
--------------------------------------------------------
--------------------------------------------------------

Growth Fund                                        $355

--------------------------------------------------------
--------------------------------------------------------

--------------------------------------------------------
--------------------------------------------------------

--------------------------------------------------------
--------------------------------------------------------
International Growth Fund                          $143
--------------------------------------------------------
--------------------------------------------------------

International Small Company Fund                    $13

--------------------------------------------------------
--------------------------------------------------------
Money Market Fund, Inc.                            $475
--------------------------------------------------------
--------------------------------------------------------

--------------------------------------------------------
--------------------------------------------------------
New Jersey Municipal Fund                           $27
--------------------------------------------------------
--------------------------------------------------------
Pennsylvania Municipal Fund                         $83
--------------------------------------------------------
--------------------------------------------------------

--------------------------------------------------------
--------------------------------------------------------
Rochester National Municipals                      $113
--------------------------------------------------------
--------------------------------------------------------

U.S. Government Trust                              $400

--------------------------------------------------------
--------------------------------------------------------

Value Fund                                          $52

--------------------------------------------------------

      For the audit of each Fund's annual financial statements, KPMG billed no such fees during the last two fiscal years to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.

      Such fees would include consultations regarding each Fund's retirement plan with respect to its Trustees.

      During its regularly scheduled periodic meetings, the Funds' Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Funds.

      The Audit Committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Pre-approval of non-audit services may be waived provided that:  1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the Fund's fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit.  All services described in the prior items were pre-approved by the Audit Committee.

      For the audit of each Fund's annual financial statements, KPMG billed the following amounts in each Fund's fiscal 2004 and fiscal 2003 to the Fund and each Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to each Fund related to non-audit fees.  Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of
1934.

--------------------------------------------------------------
               Fund                     2004         2003
--------------------------------------------------------------
--------------------------------------------------------------

AMT-Free Municipals                       $45,500      $5,157

--------------------------------------------------------------
--------------------------------------------------------------

AMT-Free New York Municipals              $50,500      $5,137

--------------------------------------------------------------
--------------------------------------------------------------
Balanced Fund                             $50,500     $41,939
--------------------------------------------------------------
--------------------------------------------------------------

California Municipal Fund                 $45,500      $5,136

--------------------------------------------------------------
--------------------------------------------------------------
Capital Appreciation Fund                  $45,500     $6,456
--------------------------------------------------------------
--------------------------------------------------------------
Developing Markets Fund                    $53,063     $7,449
--------------------------------------------------------------
--------------------------------------------------------------

Disciplined Allocation Fund               $45,500      $5,026

--------------------------------------------------------------
--------------------------------------------------------------

Discovery Fund                            $50,500      $5,208

--------------------------------------------------------------
--------------------------------------------------------------

Emerging Growth Fund                      $45,500      $5,008

--------------------------------------------------------------
--------------------------------------------------------------

Emerging Technologies Fund                $45,500      $5,026

--------------------------------------------------------------
--------------------------------------------------------------
Enterprise Fund                           $45,500      $5,042
--------------------------------------------------------------
--------------------------------------------------------------

Global Fund                               $54,667     $16,387

--------------------------------------------------------------
--------------------------------------------------------------

Global Opportunities Fund                 $53,865      $5,438

--------------------------------------------------------------
--------------------------------------------------------------
Gold & Special Minerals Fund               $6,000         $48
--------------------------------------------------------------
--------------------------------------------------------------

Growth Fund                               $45,500     $17,980

--------------------------------------------------------------
--------------------------------------------------------------
International Growth Fund                  $45,500    $10,458
--------------------------------------------------------------
--------------------------------------------------------------

International Small Company Fund           $57,325     $5,013

--------------------------------------------------------------
--------------------------------------------------------------
Money Market Fund, Inc.                   $45,500      $5,475
--------------------------------------------------------------
--------------------------------------------------------------

New Jersey Municipal Fund                 $45,500      $5,027

--------------------------------------------------------------
--------------------------------------------------------------
Pennsylvania Municipal Fund                $45,500     $5,083
--------------------------------------------------------------
--------------------------------------------------------------
Rochester National Municipals              $45,500     $5,113
--------------------------------------------------------------
--------------------------------------------------------------

U.S. Government Trust                      $45,500     $5,400

--------------------------------------------------------------
--------------------------------------------------------------

Value Fund                                 $45,500    $16,302

--------------------------------------------------------------

      The Funds' Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds' investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principal account's independence.  No such services were rendered.  Representatives of KPMG are not expected to present at the
Meeting but will be available should any matter arise requiring their presence.

       THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE
                                       OF THE FUNDS.

                                        PROPOSAL 2 -

   TO APPROVE CHANGES IN, OR THE ADDITION OR ELIMINATION OF, CERTAIN FUNDAMENTAL INVESTMENT
   POLICIES OF THE FUNDS

      Proposal 2 is a series of proposals to change certain fundamental investment restrictions currently applicable to the different Funds. We have described each proposal contained within Proposal 2 separately and listed them in order below.  The table at the front of this Proxy Statement will assist you in determining which proposals apply to your
Funds and which investment policy or restriction changes are proposed for each Fund.

      Each Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information
(together, the "prospectus").  Each Fund's policies generally are classified as either
"fundamental" or "non-fundamental."  Fundamental policies can be changed only by a shareholder vote.  Non-fundamental policies may be changed by the Trustees without shareholder approval, although significant changes will be described in amendments to the
Fund's prospectus.  The Funds' current fundamental investment restrictions are included in each Fund's statement of additional information.

      The Investment Company Act requires that certain policies of the Funds be classified as fundamental.  Proposal 2 is intended to modernize the Funds' policies as well as standardize their policies by reclassifying fundamental policies that are not required to be fundamental as non-fundamental or by eliminating them entirely.  The proposals are designed to provide the Funds with maximum flexibility to pursue their investment objective and respond to an ever-changing investment environment.  The Funds, however, have no current intention of significantly changing their actual investment strategies should shareholders approve the proposed changes.

      Since the organization of many of the Funds, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets
Improvement Act of 1996 ("NSMIA") and are no longer applicable to mutual funds. As a result, some of the Funds continue to be subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

      In light of the opportunity afforded by this Special Meeting to review the fundamental investment policies of each Fund, OppenheimerFunds, Inc., the Funds' investment manager (the "Manager"), reviewed all of the fundamental policies and restrictions with the following goals: (i) to simplify and modernize the Funds' policies that are required to be fundamental, (ii) to make the fundamental policies and restrictions of all the Funds consistent to the extent possible, and (iii) to reclassify as non-fundamental those policies previously required to be fundamental that are no longer required to be so classified, or to eliminate fundamental policies that are no longer required or that are not appropriate for the operation of the Fund.  The Board may change non-fundamental policies without shareholder approval, subject to compliance with applicable disclosure requirements under rules promulgated by the SEC.

      These changes in each Fund's fundamental investment polices would simplify, streamline and standardize the fundamental investment policies that are required to be stated under the Investment Company Act, as well as provide more flexibility.  The proposed standardized fundamental investment policies cover those areas for which the Investment
Company Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect each Fund's current investment objectives.

      These proposals seek shareholder approval of changes that are intended to accomplish the foregoing goals. By making the fundamental policies of all Funds consistent where it is possible to do so, monitoring compliance would be streamlined and more efficient.
Clarifying and modernizing investment restrictions generally would allow the Funds to operate more efficiently within the limits of the Investment Company Act. These revisions should give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and new investment vehicles. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with a shareholder meeting when the desire or need arises to change a policy, and the Board believes that the Manager's ability to manage the
Funds' portfolios in a changing regulatory or investment environment will be enhanced.

      As a result, the Board has also concluded that, to the extent possible, it would be in the best interests of all of the Funds to have uniform and consistent fundamental policies. Therefore, the Board of Trustees has authorized the submission to each Fund's shareholders for their approval, and the Board recommends that shareholders approve the amendment, and/or elimination and/or reclassification of certain of the Funds' fundamental policies.

      Each sub-proposal in this Proposal 2 will be voted on separately by each Fund, and the approval of each sub-proposal will require the approval of a majority of the outstanding voting shares of each Fund as defined in the Investment Company Act. (See
"Voting Information" below.)

      The Trustees believe standardizing and reducing the total number of investment policies that can be changed only by a shareholder vote will assist the Funds and their
Manager in maintaining compliance with the various investment restrictions to which the
Funds are subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. The Trustees also believe that the Manager's ability to manage each
Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by the proposed changes.

      Although the proposed changes in the fundamental investment policies will allow the
Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund or the manner in which any Fund is managed at the present time.  In addition, the Funds' Trustees do not anticipate that the proposed changes will materially affect the manner in which the Funds are managed. In the future, if the Trustees determine to change materially the manner in which any Fund is managed, that Fund's prospectus will be amended to reflect such a change.

      Set forth below are a discussion of the proposed changes to each Fund's fundamental investment policies.  After each proposed fundamental investment policy is a commentary that describes the proposed policy and the significance of the proposed change to the
Funds. Each Fund's current fundamental investment policies are then shown.

      Shareholders are requested to vote on each sub-proposal in Proposal 2 separately.  If approved by each Fund's shareholders at the Special Meeting, the proposed changes to each
Fund's fundamental investment policies will be adopted by each Fund but the effective date of the sub-proposals will be delayed until the particular Fund's prospectus can be updated to reflect the changes.  If the shareholders of a Fund fail to approve any sub-proposal in
Proposal 2, the current policy or policies covered in that sub-proposal will remain in effect.

Proposal 2a:  Borrowing.

      The Investment Company Act imposes certain restrictions on the borrowing activities of mutual funds. A fund's borrowing policy must be a fundamental investment policy.

      The restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund's ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund may leverage its assets.

      The Funds may have the need to borrow money for a number of reasons. They may need to borrow temporarily to pay redeeming shareholders when the number or amount of redemptions exceeds available cash, and market condition are not favorable to sell portfolio securities to meet those redemptions. Other times, a Fund must borrow money to pay redeeming shareholders because the Fund has not yet received payment for securities it has sold, or to pay for securities because it does not have available cash. In addition, certain types of securities transactions, such as delayed-delivery, when-issued, reverse repurchase agreements and dollar roll transactions might be construed as borrowing transactions.
(These types of transactions are described in the Funds' statement of additional information.)

      There are risks associated with borrowing.  Borrowing exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow.  In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and that interest expense will raise the overall expenses of the fund and reduce its returns.  The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount.

      Currently, the Funds listed below are subject to a number of different fundamental investment policies concerning borrowing that generally are more restrictive than required by the Investment Company Act.  The Funds' current policies on borrowing vary and generally restrict the Funds to borrowing only from banks, for temporary purposes, limit the Funds'
borrowing to 5% or 10% of its assets or prohibit a Fund from borrowing for investment or leverage purposes.

      The proposed amendment modernizes and standardizes the restriction on borrowing.
This change would give each Fund the flexibility to engage in certain securities transactions that might be construed as "borrowing" transactions, and would permit each
Fund to borrow money up to the limits permitted by the Investment Company Act.  Changing this restriction would permit greater flexibility in managing each Fund's portfolio and would allow each Fund to borrow to the maximum extent permitted by law when such borrowings are necessary for the efficient management of each Fund's assets.

      Currently, under the Investment Company Act, a mutual fund may borrow only from banks and only to the extent the value of the Fund's assets less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing).  Notwithstanding the preceding sentence, a fund also may borrow up to 5% of its total assets for temporary purposes from any person.  Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.  If shareholders approve this sub-proposal, each Fund's current fundamental policy will be replaced by the proposed fundamental policy and each
Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the Investment Company Act, the rules and regulations thereunder and any exemptions applicable to the Funds.

      The proposed changes also would allow a Fund to borrow from another Oppenheimer fund when permissible.  Borrowing from another Oppenheimer fund could reduce certain borrowing and transaction costs.

      The Trustees propose that the current policy be amended to permit the Fund to borrow as permitted under the Investment Company Act.(1)  As amended, each Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the Funds as defined in the Investment Company Act.
The Funds' proposed and current fundamental investment policies are set forth below.

                                Proposed Fundamental Policy
---------------------------------------------------------------------------
The Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
---------------------------------------------------------------------------

------------------------------------------------------------------------------

Fund                       Current Fundamental Policy
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Balanced Fund              The Fund cannot borrow money in excess of 5% of
                           the value of its total assets. It can borrow only
                           as a temporary measure for extraordinary or
                           emergency purposes.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Developing Markets Fund    The Fund has the ability to borrow up to 10% of
                           the value of its net assets from banks on an
                           unsecured basis to invest the borrowed funds in
                           portfolio securities. This speculative technique
                           is known as "leverage." The Fund can also borrow
                           from banks for temporary or emergency purposes.
                           The Fund may borrow only from banks.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Emerging Growth Fund       The Fund cannot borrow, other than from banks and
                           only to the extent that the value of the Fund's
                           assets, less its liabilities other than
                           borrowings, is equal to at least 300% of all
                           borrowings (including the proposed borrowing).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Emerging Technologies Fund The Fund cannot borrow money in excess of 33 1/3%
                           of the value of its total assets at the time of
                           the borrowings. The Fund can borrow only from
                           banks. The Fund's borrowings must comply with the
                           300% asset coverage requirement under the
                           Investment Company Act, as such requirement may
                           be amended from time to time.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Enterprise Fund            The Fund has the ability to borrow from banks on
                           an unsecured basis to invest the borrowed funds
                           in portfolio securities. This speculative
                           technique is known as "leverage." The Fund may
                           borrow only from banks.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Global Fund                The Fund has the ability to borrow up to 10% of
                           the value of its net assets from banks on an
                           unsecured basis to invest the borrowed funds in
                           portfolio securities. This speculative technique
                           is known as "leverage." The Fund may borrow only
                           from banks.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
International Growth Fund  From time to time, as a fundamental policy the
                           Fund may borrow up to 10% of the value of its net
                           assets from banks on an unsecured basis to buy
                           securities. This speculative investment strategy
                           is known as "leverage". Any such borrowing will
                           be made only from banks, and pursuant to the
                           requirements of the Investment Company Act, will
                           be made only to the extent that the value of the
                           Fund's assets, less its liabilities other than
                           borrowings, is equal to at least 300% of all
                           borrowings including the proposed borrowing.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
International Small        The Fund has the ability to borrow up to 10% of
Company Fund               the value of its net assets from banks on an
                           unsecured basis to invest the borrowed funds in
                           portfolio securities. This speculative technique
                           is known as "leverage." The Fund may borrow only
                           from banks. Under current regulatory
                           requirements, borrowings can be made only to the
                           extent that the value of the Fund's assets, less
                           its liabilities other than borrowings, is equal
                           to at least 300% of all borrowings (including the
                           proposed borrowing).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Pennsylvania Municipal     The Fund cannot borrow money or securities for
Fund                       any purposes, except that (a) borrowing up to 10%
                           of the Fund's total assets from banks and/or
                           affiliated investment companies as a temporary
                           measure for extraordinary or emergency purposes
                           and (b) borrowing up to 5% of the Fund's total
                           assets from banks for investment purposes, is
                           permitted.
------------------------------------------------------------------------------

Proposal 2b:  Concentration of Investments

      Certain Funds currently have a fundamental investment policy prohibiting them from
"concentrating" their investments, meaning investing "more than 25%" of their total assets in any one industry, excluding securities issued or guaranteed by the United States government or its agencies and instrumentalities.  Consistent with the SEC staff's interpretation of "concentration" under the Investment Company Act, the Funds interpret this policy to apply to "25% or more" of their respective total assets rather than "more than 25%." The Trustees propose that the Funds' respective industry concentration policies remain fundamental, but be amended to state that they apply to "25% or more" of each Fund's total assets and to clarify that the policies do not apply to investments in government securities or securities issued by other mutual funds.

      The proposed modifications modernize and clarify the restrictions concerning concentration by defining concentration as the term is used in the Investment Company Act and as interpreted or modified by the appropriate regulatory authority. These changes would give the Funds more flexibility to enter into other types of investments at future times in response to changing regulatory interpretations and financial markets.  In addition, the proposed changes would make the concentration policies for all the Funds consistent with those of the other Oppenheimer funds, making portfolio management capabilities easier.
These changes do not in any way change how any Fund will concentrate its investments.
Rather, these changes will ensure that in cases where Fund assets are managed the same way with respect to concentration, the policy will be stated the same way to avoid the possibility of inconsistent administration.  The Funds' proposed and current policies are stated below.

 ------------------------------------------------------------------------------

             Fund           Proposed Fundamental Policy
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Capital Appreciation Fund  The Fund cannot invest 25% or more of its total
 Discovery Fund             assets in any one industry.  That limit does not
 Developing Markets Fund    apply to securities issued or guaranteed by the
 Emerging Technologies Fund U.S. government or its agencies and
 Balanced Fund              instrumentalities or securities issued by
 Emerging Growth Fund       investment companies.
 Enterprise Fund
 Global Fund
 International Growth Fund
 International Small
 Company Fund
 U.S. Government Trust
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Money Market Fund          The Fund cannot invest 25% or more of its total
                            assets in any one industry.  Except for
                            obligations issued or guaranteed by foreign
                            banks, the Fund's investments in U.S. government
                            securities and bank obligations described in the
                            prospectus are not included in this limitation.

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Pennsylvania Municipal     The Fund cannot invest 25% or more of its total
 Fund                       assets in any one industry.  That limit does not
                            apply to securities issued or guaranteed by the
                            U.S. government or its agencies and
                            instrumentalities or securities issued by
                            investment companies.  Nor does that limit apply
                            to municipal securities in general or to
                            Pennsylvania municipal securities.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Gold & Special Minerals    With the exception of its investments in Mining
 Fund                       Securities and Metal Investments, the Fund cannot
                            invest 25% or more of its total assets in any one
                            industry.  That limit does not apply to
                            securities issued or guaranteed by the U.S.
                            government or its agencies and instrumentalities
                            or securities issued by investment companies.
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

             Fund           Current Fundamental Policy
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Capital Appreciation Fund  The Fund cannot concentrate investments. That
 Discovery Fund             means it cannot invest 25% or more of its total
                            assets in companies in any one industry.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Developing Markets Fund    The Fund cannot concentrate investments in any
                            particular industry. That means it cannot invest
                            25% or more of its total assets in companies in
                            any one industry.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Emerging Technologies Fund The Fund cannot invest 25% or more of its total assets in securities of issuers having their
                            principal business activities in the same
                            industry. The percentage limitation in this
                            investment restriction does not apply to
                            securities issued or guaranteed by the U.S.
                            government or its agencies and instrumentalities.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Gold & Special Minerals    With the exception of its investments in Mining
 Fund                       Securities and Metal Investments, the Fund cannot

                            concentrate investments. That means it cannot
                            invest 25% or more of its total assets in any
                            industry other than Mining Securities, or Mining
                            Securities and Metal Investments.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Balanced Fund              The Fund cannot concentrate investments. That
 Emerging Growth Fund       means it cannot invest 25% or more of its total
 Enterprise Fund            assets in companies in any one industry.
 Global Fund                Obligations of the U.S. government, its agencies
 International Growth Fund  and instrumentalities are not considered to be
 International Small        part of an "industry" for the purposes of this
 Company Fund               restriction.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Money Market Fund          The Fund cannot concentrate investments in any
                            particular industry; therefore the Fund will not
                            purchase the securities of companies in any one
                            industry if more than 25% of the value of the
                            Fund's total assets would consist of securities
                            of companies in that industry. Except for
                            obligations of foreign branches of domestic
                            banks, or obligations issued or guaranteed by
                            foreign banks, the Fund's investments in U.S.
                            government securities and bank obligations
                            described in the prospectus are not included in
                            this limitation.

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Pennsylvania Municipal     The Fund cannot concentrate its investments to
 Fund                       the extent of 25% of its total assets in any
                            industry.  However, there is no limitation as to
                            the Fund's investments in municipal securities in
                            general or in Pennsylvania municipal securities,
                            or in obligations issued by the U.S. Government
                            and its agencies or instrumentalities.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 U.S. Government Trust      The Fund will not invest 25% or more of its
                            assets in investments in any industry. There is
                            no limit, however, on the Fund's investments in
                            obligations of the U.S. government or its
                            agencies or instrumentalities.
 ------------------------------------------------------------------------------

Proposal 2c:  Diversification of Investments

      Under the Investment Company Act, a fund's policy regarding diversification may not be changed without shareholder approval.  Currently, with respect to 75% of each Fund's total assets, the Fund cannot buy securities of any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10%
of that issuer's voting securities. The limit does not apply to securities issued by the
U.S. government or any of its agencies or instrumentalities.

      The Trustees propose that the Fund's policy with respect to diversification be amended to clarify that the policy does not apply to securities of other investment companies.  Additionally, the Trustees propose that Enterprise Fund's policy with respect to diversification be amended to apply to 75% of its respective total assets only.

      Although the proposed change would not affect any Fund's status as a "diversified"
fund, the proposed policy could subject an investment in Enterprise Fund to greater risk because the Fund would be able to invest a greater percentage of its respective assets in the securities of a single issuer. Nonetheless, approval of this sub-proposal is not expected to materially affect management of the Enterprise Fund or any of the other Funds.
Accordingly, amending the Fund's diversification policy as proposed would increase the
Fund's investment opportunities without materially increasing the risk of an investment in the Fund.

      In addition, the proposed change would be consistent with the requirements of the
Investment Company Act and would promote the standardization of fundamental investment policies among the funds in the Oppenheimer funds complex.  As amended, the policy on diversification for each Fund would remain a fundamental policy changeable by the vote of a majority of the outstanding voting securities as defined in the Investment Company Act.
The Funds' proposed and current fundamental investment policies are set forth below.

--------------------------------------------------------------------------
                       Proposed Fundamental Policy
--------------------------------------------------------------------------
--------------------------------------------------------------------------
The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities.  This limitation applies to 75% of the Fund's total assets.  The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
--------------------------------------------------------------------------

 ---------------------------------------------------------------------------

             Fund           Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 AMT-Free New York          With respect to 75% of its assets, the Fund
 Municipals                 cannot purchase securities issued or
                            guaranteed by any one issuer (other than the
                            U.S. government or its agencies or
                            instrumentalities), if more than 5% of the
                            Fund's total assets would be invested in
                            securities of that issuer or the Fund would
                            then own more than 10% of that issuer's voting
                            securities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Balanced Fund              The Fund cannot buy securities issued or
 Capital Appreciation Fund  guaranteed by any one issuer if more than 5%
 Developing Markets Fund    of its total assets would be invested in
                            securities of that issuer or if it would then
                            own more than 10% of that issuer's voting
                            securities. That restriction applies to 75% of
                            the Fund's total assets. The limit does not
                            apply to securities issued by the U.S.
                            government or any of its agencies or
                            instrumentalities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Discovery Fund             The Fund cannot buy securities or other
                            instruments issued or guaranteed by any one
                            issuer if more than 5% of its total assets
                            would be invested in securities or other
                            instruments of that issuer or if it would then
                            own more than 10% of that issuer's voting
                            securities. This limitation applies to 75% of
                            the Fund's total assets. The limit does not
                            apply to securities issued by the U.S.
                            government or any of its agencies or
                            instrumentalities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Enterprise Fund            The Fund cannot buy securities issued or
                            guaranteed by any one issuer if more than 5%
                            of its total assets would be invested in
                            securities of that issuer or if it would then
                            own more than 10% of that issuer's voting
                            securities. The limit does not apply to
                            securities issued by the U.S. government or
                            any of its agencies or instrumentalities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Global Fund                The Fund cannot buy securities issued or
 Global Opportunities Fund  guaranteed by any one issuer if more than 5%
 Growth Fund                of its total assets would be invested in
 International Growth Fund  securities of that issuer or if it would then
 International Small        own more than 10% of that issuer's voting
 Company Fund               securities. That restriction applies to 75% of
                            the Fund's total assets. The limit does not
                            apply to securities issued by the U.S.
                            government or any of its agencies or
                            instrumentalities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Emerging Growth Fund       The Fund cannot buy securities issued or
 Rochester National         guaranteed by any one issuer if more than 5%
 Municipals                 of its total assets would be invested in
                            securities of that issuer or if it would then
                            own more than 10% of that issuer's voting
                            securities. That restriction applies to 75% of
                            the Fund's total assets. The limit does not
                            apply to securities issued by the U.S.
                            Government or any of its agencies or
                            instrumentalities or securities of other
                            investment companies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 U.S. Government Trust      The Fund cannot buy securities issued or
                            guaranteed by any one issuer if more than 5%
                            of its total assets would be invested in
                            securities of that issuer or if it would then
                            own more than 10% of that issuer's voting
                            securities.  That restriction applies to 75%
                            of the Fund's total assets.  The limit does
                            not apply to securities issued by the U.S.
                            government or any of its agencies or
                            instrumentalities.
 ---------------------------------------------------------------------------

Proposal 2d:  Futures

      The Board proposes to eliminate the restriction relating to buying or selling futures contracts with respect to AMT-Free New York Municipals and California Municipal Fund.
These two funds are the only two Funds within the Funds included in this proxy statement that have such a prohibition.  Elimination of this fundamental policy is unlikely to affect management of either Fund, and is not expected to materially increase the risk of an investment in the Funds.  The Trustees recommend that shareholders eliminate this fundamental investment policy to conform the Fund's policy in this area to other
Oppenheimer funds.

 ---------------------------------------------------------------------------

              Fund            Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 AMT-Free New York Municipals The   Fund   cannot   buy  or  sell   futures
 California Municipal Fund    contracts  other than  interest  rate futures
                              and municipal bond index futures.
 ---------------------------------------------------------------------------

Proposal 2e:  Investing to Exercise Control

      Certain Funds are currently subject to a fundamental investment policy prohibiting them from investing in portfolio companies for the purpose of exercising control.  It is proposed that the current fundamental investment policy be eliminated.  Although these
Funds have no intention of investing for the purpose of exercising control of a company, the existing policy is unnecessary and may reduce possible investment opportunities as well as undermine the ability of the Funds to realize the full value of portfolio investments under certain circumstances.

      Elimination of this fundamental investment policy is not expected to have a significant impact on any Fund's investment practices or management, because the Funds have no intention of investing in companies for the purpose of obtaining or exercising management or control.  This policy was originally adopted to address then-existing state requirements in connection with the registration of shares of the Funds for sale in a particular state or states. As a result of NSMIA, the state restriction no longer applies to the Funds.

      In addition, the existing policy may unnecessarily restrict the investment flexibility of the Funds because the Funds might be considered to be investing for control if they purchase a large percentage of the securities of a single issuer.  The existing policy also may undermine a Fund's ability to realize the full value of portfolio investments under certain circumstances.  For example, if an issuer in which one of the
Funds has invested subsequently seeks to reorganize under the protection of the bankruptcy laws, it may be in the Fund's best interest to be represented on the creditors' committee appointed during the bankruptcy proceedings.  The existing policy may prevent the Funds from securing representation on that creditors' committee.

      The Trustees therefore recommend that shareholders approve elimination of this fundamental investment policy in order to increase each Fund's flexibility when choosing investments and investment strategies in the future. As noted above, elimination of this fundamental policy is unlikely to affect management of the Funds, and is not expected to materially increase the risk of an investment in any Fund.

      The Funds' current fundamental investment policy is set forth below.

 ---------------------------------------------------------------------------

             Fund           Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Balanced Fund              The Fund cannot invest in the securities
                            issued by any company for the purpose of
                            acquiring control or management of that
                            company, except in connection with a merger,
                            reorganization, consolidation or acquisition
                            of assets.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Enterprise Fund            The Fund cannot invest in companies for the
 International Growth Fund  purpose of acquiring control or management of them.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Global Fund                The Fund cannot invest in the securities
                            issued by any company for the purpose of
                            exercising management control of that company.
 ---------------------------------------------------------------------------

Proposal 2f:  Investments in Issuers Whose Shares are Owned by the Fund's Trustees or
Officers

      Certain Funds are currently subject to a fundamental investment policy prohibiting them from purchasing or holding the securities of an issuer if the officers and trustees of the Funds or the Manager individually beneficially own 1/2 of 1% of such securities and together own more than 5% of such securities. It is proposed that the current fundamental policy be eliminated.

      This policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Funds for sale in a particular state or states. As a result of NSMIA, the state restriction is no longer applicable.  In addition, maintaining the restriction is not necessary, because the conflict of interest that the restriction was probably meant to prevent is already adequately covered under the
Investment Company Act.  The restriction could impose limitations on the operation of the portfolio and is difficult to administer.  Elimination of this fundamental policy is unlikely to affect management of the Funds, and is not expected to materially increase the risk of an investment in the Funds.

      The Trustees recommend that shareholders eliminate this fundamental investment policy to conform the Fund's policy in this area to other Oppenheimer funds.  In addition, the
Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future.  The Funds' current fundamental investment policy is set forth below.

 ---------------------------------------------------------------------------

            Fund          Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Balanced Fund            The Fund cannot invest in or hold securities of
 Global Fund              any issuer if officers and Trustees of the Fund
                          or the Manager individually beneficially own
                          more than 1/2 of 1% of the securities of that
                          issuer and together own more than 5% of the
                          securities of that issuer.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Enterprise Fund          The Fund cannot invest in or hold securities of
 International Growth     any issuer if officers and Trustees or Directors
 Fund                     of the Fund or the Manager individually
                          beneficially own more than 1/2 of 1% of the
                          securities of that issuer and together own more
                          than 5% of the securities of that issuer.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Money Market Fund        The Fund cannot invest in or hold securities of
                          any issuer if those officers and directors of
                          the Fund or its advisor who beneficially own
                          individually more than 1/2 of 1% of the
                          securities of such issuer together own more than
                          5% of the securities of such issuer.
 ---------------------------------------------------------------------------

Proposal 2g:  Investing in Other Investment Companies.

      Certain Funds are currently subject to a fundamental investment policy limiting their investment in securities of other investment companies.  It is proposed that each Fund's current fundamental policy be revised and re-classified as a non-fundamental policy that can be changed in the future without shareholder approval.  The purpose of this proposal is to provide the Funds with the maximum flexibility permitted by law to pursue their investment objectives.

      The Investment Company Act does not require that policies on investing in other investment companies be fundamental.  This policy is non-fundamental for many of the other
Oppenheimer funds.  Making the policy on investing in other investment companies non-fundamental would give the Board more flexibility without having to have the Funds incur the cost of obtaining shareholder approval should regulatory requirements change or should it become advantageous for the Funds to invest in other investment companies to an extent different from what is currently permitted by their fundamental policies.

      The ability of the Funds to invest in other mutual funds is restricted by Section
12(d)(1) of the Investment Company Act.  NSMIA amended Section 12 to permit mutual funds to enter into so-called fund-of-funds or master/feeder arrangements with other mutual funds in a fund complex, and granted the SEC broad powers to provide exemptive relief for these purposes.  The Funds are parties to an exemptive order from the SEC permitting them to enter into fund-of-funds arrangements with other affiliated funds.  For several of the
Funds listed below, it is necessary to eliminate this fundamental investment policy to allow the Funds the ability to take advantage of the exemptive relief.  However, the Funds do not currently anticipate investing in other funds in a fund-of-funds arrangement.
Although they may do so in the future if shareholders approve this proposal, each Fund's prospectus would have to be updated to reflect such a change in policy.

      An investment in another mutual fund may result in the duplication of expenses.
Should the Trustees determine in the future that a Fund's investment in other funds in a fund-of-funds arrangement is in the best interests of the Fund, the Trustees would consider and take steps to mitigate the potential for duplication of fees in determining whether any
Fund's participation in such an arrangement is suitable for the Fund and its shareholders.

      In this regard, several of the Funds may participate as underlying funds in a fund of funds arrangement in which another Oppenheimer fund would invest its assets in the Fund.
As a result, Section 12(d)(1)(A) of the Investment Company Act generally prohibits a mutual fund from investing more than 5% of its total assets in another investment company.  When
Congress adopted the "fund-of-funds" amendments to Section 12(d)(1) in 1996, it permitted those funds to acquire shares of underlying funds in excess of the 5% limit if, among other conditions, the acquired fund has an investment policy limiting its investment in other investment companies (in other words, so that a fund-of-funds cannot invest in another fund-of-funds).  That Investment Company Act restriction stems from Congress's concern over the control of investment companies being unduly concentrated through pyramiding.

      Therefore, it is necessary for any such Fund, as the underlying fund, to adopt a policy (which may be non-fundamental) preventing them from investing more than the
Investment Company Act statutory limits in other investment companies in order that the investing fund of funds may invest more than 5% of its assets in the underlying Fund.

      The existing policy is not required to be fundamental under the Investment Company
Act. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective.

      The Funds' current fundamental investment policies and are set forth below.

 ---------------------------------------------------------------------------

            Fund         Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 California Municipal    The Fund cannot invest in securities of other
 Fund                    investment companies, except to the extent
                         permitted under the Investment Company Act, the
                         rules and regulations thereunder or any exemption
                         therefrom, as such statute, rules and regulations
                         may be amended or interpreted from time to time.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Developing Markets Fund Another fundamental policy adopted by the Fund permits it to invest all of its assets in the
                         securities of a single open-end management
                         investment company for which the Manager, one of
                         its subsidiaries or a successor is the investment
                         Advisor or sub-Advisor. That fund must have
                         substantially the same fundamental investment
                         objective, policies and limitations as the Fund.
                         This policy would permit the Fund to adopt a
                         "master-feeder" structure. Under that structure,
                         the Fund would be a "feeder" fund and would
                         invest all of its assets in a single pooled
                         "master fund" in which other feeder funds could
                         also invest. This could enable the Fund to take
                         advantage of potential operational and cost
                         efficiencies in the master-feeder structure. The
                         Fund has no present intention of adopting the
                         master-feeder structure. If it did so, the
                         Prospectus and this Statement of Additional
                         Information would be revised accordingly. In
                         addition, the Fund may invest in funds selected
                         by a Trustee of the Fund under its Deferred
                         Compensation Plan for Disinterested Trustees.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Enterprise Fund         The Fund cannot invest in other open-end
                         investment companies or invest more than 5% of
                         its net assets in closed-end investment
                         companies, including small business investment
                         companies. The Fund cannot make any such
                         investment at commission rates in excess of
                         normal brokerage commissions.

                         Another fundamental policy adopted by the Fund
                         permits it to invest all of its assets in the
                         securities of a single open-end management
                         investment company for which the Manager, one of
                         its subsidiaries or a successor is the investment
                         adviser or sub-adviser. That fund must have
                         substantially the same fundamental investment
                         objective, policies and limitations as the Fund.
                         This policy would permit the Fund to adopt a
                         "master-feeder" structure. Under that structure,
                         the Fund would be a "feeder" fund and would
                         invest all of its assets in a single pooled
                         "master fund" in which other feeder funds could
                         also invest. This could enable the Fund to take
                         advantage of potential operational and cost
                         efficiencies in the master-feeder structure. The
                         Fund has no present intention of adopting the
                         master-feeder structure. If it did so, the
                         Prospectus and this Statement of Additional
                         Information would be revised accordingly.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Global Fund             The Fund cannot invest in securities of other
                         open-end investment companies, except in
                         connection with a merger, consolidation,
                         reorganization or acquisition of assets, or
                         invest more than 5% of its net assets in
                         closed-end investment companies, including small
                         business investment companies. Such investments
                         may not be made at commission rates in excess of
                         normal brokerage commissions.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 International Growth    The Fund cannot invest in other open-end
 Fund                    investment companies. It cannot invest more than
                         5% of its net assets in closed-end investment
                         companies, including small business development
                         companies. Any brokerage commissions it pays in
                         investing in closed-end investment companies must
                         not exceed normal commission rates.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Money Market Fund       The Fund cannot invest in securities of other
                         investment companies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Rochester National      The Fund cannot invest in other investment
 Municipals              companies except to the extent permitted by the
                         Act. The Fund would be permitted under this
                         policy to invest its assets in the securities of
                         one or more open-end management investment
                         company for which the Manager, one of its
                         affiliates or a successor is the investment
                         advisor or sub-advisor. That fund or funds must
                         have substantially the same fundamental
                         investment objective, policies and limitations as
                         the Fund. The Fund's policy not to concentrate
                         its investments, as described above, also would
                         permit the Fund to adopt a "master-feeder"
                         structure. Under that structure, the Fund would
                         be a "feeder" fund and would invest all of its
                         assets in a single pooled "master fund" in which
                         other feeder funds could also invest. This could
                         enable the Fund to take advantage of potential
                         operational and cost efficiencies in the
                         master-feeder structure. The Fund has no present
                         intention of adopting the master-feeder
                         structure. If it did so, the Prospectus and this
                         Statement of Additional Information would be
                         revised accordingly.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 U.S. Government Trust   The Fund cannot invest in securities of other
                         investment companies, except if it acquires them
                         as part of a merger, consolidation or acquisition
                         of assets.
 ---------------------------------------------------------------------------

Proposal 2h:  Lending

      Under the Investment Company Act, a fund's policy regarding lending must be fundamental. It is proposed that certain Funds' current fundamental policies be replaced by a revised fundamental policy that permits the Funds to engage in lending to the extent their lending is consistent with the Investment Company Act, the rules thereunder or any exemption from the Investment Company Act that is applicable to the Funds. (2)

      Currently, the Investment Company Act permits (a) lending of securities, (b)
purchasing debt instruments or similar evidences of indebtedness, and (c) investing in repurchase agreements. If shareholders approve this proposal, each Fund's current fundamental policy will be replaced by the proposed fundamental policy and each Fund's prospectus will be updated to reflect the Investment Company Act's current restrictions regarding lending.

      If shareholders approve the proposed change in each Fund's policy, the Trustees do not anticipate that it will affect the management of the Funds.  In general, the Funds lend their assets primarily in three different ways.  They may lend their portfolio securities, they may engage in certain types of securities transactions that could be construed as
"lending" transactions and they may engage in "interfund" lending of cash when it is permissible and desirable to do so.  Some Funds are currently lending their portfolio securities as part of a securities lending program.  Funds can generate income from lending portfolio securities, although there are risks involved.  The Funds might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  However, procedures are in place to ensure that borrowers of securities are creditworthy and that the loans are fully collateralized.

      This change would give the Funds the greatest amount of flexibility to lend their portfolio securities to generate income within the limits of the Investment Company Act where desirable and appropriate in accordance with their investment objectives.

      In addition, the Funds would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the management of the portfolio.  The Funds' proposed and current fundamental investment policies are set forth below.

                                Proposed Fundamental Policy

--------------------------------------------------------------------------
The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
--------------------------------------------------------------------------

 ------------------------------------------------------------------------------

         Fund       Current Fundamental Policy
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Balanced Fund      The Fund cannot lend money. However, it can buy debt
                    securities that its investment policies and restrictions
                    permit it to purchase. The Fund may also lend its
                    portfolio securities subject to the percentage
                    restrictions set forth in this Statement of Additional
                    Information and may enter into repurchase agreements.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Developing         The Fund cannot lend money. However, the Fund can enter
 Markets Fund       into repurchase transactions and can invest in all or a
                    portion of an issue of bonds, debentures, commercial
                    paper or other similar corporate obligations, whether or
                    not they are publicly distributed. Investments in
                    obligations that are not publicly distributed are subject
                    to any applicable percentage limitation on the Fund's
                    holdings of illiquid and restricted securities. The Fund
                    may also lend its portfolio securities subject to any
                    restrictions adopted by the Board of Trustees.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Discovery Fund     The Fund cannot make loans except (a) through lending of
 Emerging Growth    securities in an amount not to exceed 25% of its total
 Fund               assets, (b) through the purchase of debt securities or
                    similar evidences of indebtedness, (c) through an
                    interfund lending program (if applicable) with other
                    affiliated funds, provided that no such loan may be made
                    if, as a result, the aggregate of such loans would exceed
                    331/3% of the value of its total assets (taken at market
                    value at the time of such loans), and (d) through
                    repurchase agreements.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Emerging           The Fund cannot make loans except (a) through lending of
 Technologies Fund  securities, (b) through the purchase of debt securities or similar evidences of indebtedness, (c) through an
                    interfund lending program (if applicable) with other
                    affiliated funds, provided that no such loan may be made
                    if, as a result, the aggregate of such loans would exceed
                    33 1/3% of the value of its total assets (taken at market
                    value at the time of such loans), and (d) through
                    repurchase agreements.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Enterprise Fund    The Fund cannot lend money. However, it can invest in
                    publicly distributed debt securities that the Fund's
                    investment policies and restrictions permit it to
                    purchase. The Fund may also lend its portfolio securities
                    and enter into repurchase agreements.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Global Fund        The Fund cannot lend money. However, it can invest in all
                    or a portion of an issue of bonds, debentures, commercial
                    paper or other similar corporate obligations of the types
                    that are usually purchased by institutions, whether or not they are publicly distributed. The Fund may also enter
                    into repurchase agreements.
                    -----------------------------------------------------------
 ------------------------------------------------------------------------------
 International      The Fund cannot lend money. However, it can invest in all
 Growth Fund        or a portion of an issue of bonds, debentures, commercial
                    paper or other similar corporate obligations, whether or
                    not they are publicly distributed (however, the purchase
                    of obligations that are not publicly distributed is
                    limited by the Fund's policy on holding restricted and
                    illiquid securities). The Fund may also lend its
                    portfolio securities subject to any restrictions adopted
                    by the Board of Trustees, and may enter into repurchase
                    agreements.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 International      The Fund cannot lend money. However, it can invest in all
 Small Company Fund or a portion of an issue of bonds, debentures, commercial paper or other similar corporate obligations, whether or
                    not they are publicly distributed. The Fund may also lend
                    its portfolio securities subject to any restrictions
                    adopted by the Board of Trustees, and may enter into
                    repurchase agreements.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Pennsylvania       The Fund cannot make loans except (a) by lending
 Municipal Fund     portfolio securities, (b) through the purchase of debt
                    instruments or similar evidences of indebtedness, (c)
 Rochester          through repurchase agreements, and (d) through an
 National           interfund lending program with other affiliated funds.
 Municipals         No such loan may be made through interfund lending if, as
                    a result, the aggregate of those loans would exceed 33
                    1/3% of the value of the Fund's total assets (taken at
                    market value at the time the loan is made).
 ------------------------------------------------------------------------------

Proposal 2i:  Margin and Short Sales.

      The Funds listed below are currently subject to a fundamental investment policy prohibiting them from purchasing securities on margin and engaging in short sales.  The existing policy is not required to be a fundamental investment policy under the Investment
Company Act.  It is proposed that this current fundamental policy prohibiting purchases of securities on margin and engaging in short sales be eliminated for each Fund.

      Margin purchases involve the purchase of securities with borrowed money, and the
Investment Company Act imposes certain restrictions on borrowing as discussed in detail below under proposals 2(a):  "Borrowing" and 2(j) "Pledging, Mortgaging or Hypothecating
Assets," respectively. "Margin" is the cash or securities that the borrower places with a broker as collateral against the loan.  Although each Fund listed below has a current fundamental investment policy that prohibits it from purchasing securities on margin, the
Investment Company Act permits the Funds to obtain such short-term credits as may be necessary for the clearance of transactions.  In addition, SEC staff interpretations permit mutual funds to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

      In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities.  The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities.

      A short sale is a form of leverage.  Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment. The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss.  For example, engaging in short sales may cause the value of a fund's shares to be more volatile than if the fund did not engage in short selling.  In addition, in a short sale, there is a risk that the investor may have to buy the security later at a price higher than the sales price and incur a loss as a result.

      As a result of NSMIA, the state restrictions regarding margin purchases and short sales no longer apply to the Funds.  The Trustees recommend that shareholders eliminate this fundamental investment policy to conform each Fund's policy to other Oppenheimer funds.  Elimination of this fundamental investment policy is unlikely to affect management of the Funds, and is not expected to materially increase the risk of an investment in any
Fund.

      Although the Funds would be permitted to sell securities short if shareholders approve this proposal, the Funds would have to segregate liquid assets to cover their obligation under any short sale.  If the Trustees and Manager believed that it was in the best interests of a Fund to engage in short sales to a significant degree, that Fund's prospectus would have to be updated to reflect such a change in policy unless the prospectus already contained such a policy.  Among other things, the prospectus would be updated to describe in detail the risks associated with short sales, which are outlined above.  The Board proposes to eliminate the restrictions relating to purchasing on margin.

      The practices of purchasing securities on margin and selling securities short when a
Fund does not own the security create the issuance of a senior security.  Open-end investment portfolios such as the Funds are by law not permitted to issue senior securities except under very limited circumstances.  Therefore, there is no need for the Funds to have a restriction on purchasing on margin or selling short since these activities are controlled by statutory requirements and other restrictions adopted by the Funds.
Eliminating this restriction would not affect any Fund's present investment strategies.
Each Fund's current fundamental investment policy is set forth below.

 ---------------------------------------------------------------------------

          Fund        Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Balanced Fund        The Fund cannot buy securities on margin. However,
                      this does not prohibit the Fund from making margin
                      deposits in connection with any of the hedging
                      instruments permitted by any of its other investment
                      policies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Enterprise Fund      The Fund cannot make short sales of securities
                      except "short sales against-the-box."

                      The Fund cannot purchase securities on margin.
                      However, the Fund may make margin deposits in
                      connection with any of the hedging instruments
                      permitted by any of its other investment policies.
                      ------------------------------------------------------
 ---------------------------------------------------------------------------
 Global Fund          The Fund cannot buy securities on margin. However,
                      the Fund can make margin deposits in connection with
                      its use of hedging instruments.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 International        The Fund cannot purchase securities on margin.
 Growth Fund          However, the Fund may make margin deposits in
                      connection with any of the hedging instruments
                      permitted by any of its other investment policies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Money Market Fund    The Fund cannot purchase securities on margin or
                      make short sales of securities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 U.S. Government      The Fund cannot purchase securities on margin or
 Trust                make short sales of securities. However, the Fund
                      may make margin deposits in connection with any of
                      the hedging instruments permitted by any of its
                      other fundamental policies.
 ---------------------------------------------------------------------------

Proposal 2j:  Pledging, Mortgaging or Hypothecating of Assets.

      Certain Funds are currently subject to a fundamental investment policy concerning the pledging, mortgaging or hypothecating of their respective assets.  It is proposed that this current fundamental investment policy be eliminated.

      The existing policy concerning pledging, mortgaging or hypothecating of assets is not required to be fundamental under the Investment Company Act, and the Funds should be provided with the maximum flexibility permitted by law to pursue their investment objectives.  The Trustees recommend that the policy regarding pledging, mortgaging or hypothecating be eliminated so that the Funds may enter into collateral arrangements in connection with their borrowing requirements consistent with their other investment policies, including their policies regarding borrowing and issuing senior securities.  The risks associated with borrowing are discussed in detail under proposal 2(a) ("Borrowing").

      The restriction on pledging and hypothecating assets was based on state law requirements that are no longer applicable.  Removing this restriction would give the Fund greater flexibility by permitting management to make changes in investment policy regarding pledging or mortgaging assets without seeking shareholder approval.  In addition, removing this restriction would afford the Fund greater flexibility in permitted borrowing transactions, because bank lenders often require a pledge of assets as security for loans.
Eliminating this restriction would not affect the Fund's present investment practices.

 ---------------------------------------------------------------------------

            Fund          Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Balanced Fund            The Fund cannot mortgage, hypothecate or pledge
                          any of its assets to secure a debt. However, the
                          escrow arrangements in connection with hedging
                          instruments are not considered to involve a
                          mortgage, hypothecation or pledge.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 International     Growth The Fund cannot mortgage or pledge any of its
 Fund                     assets. However, this does not prohibit the
                          escrow arrangements contemplated by the writing
                          of covered call options or other collateral or
                          margin arrangements in connection with any of
                          the hedging instruments permitted by any of its
                          other investment policies
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Enterprise Fund          The Fund cannot pledge, mortgage or hypothecate
                          any of its assets. However, this does not
                          prohibit the escrow arrangements contemplated by
                          the put and call activities of the Fund or other
                          collateral or margin arrangements in connection
                          with any of the hedging instruments permitted by
                          any of its other policies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Global Fund              The Fund cannot mortgage or pledge any of its
                          assets. However, this does not prohibit the Fund
                          from pledging its assets for the collateral
                          arrangements in connection with the use of
                          hedging instruments.
 ---------------------------------------------------------------------------

Proposal 2k:  Real Estate and Commodities

      Certain Funds are currently subject to a fundamental investment policy prohibiting them from investing in real estate, interests in oil, gas or other mineral-related programs or leases, and/or commodities.  It is proposed that the current fundamental policies regarding real estate and commodities be amended, and that any current fundamental policy regarding investment in oil, gas and other mineral or development programs be eliminated.

      The proposed policy would permit the Funds to: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return of which is linked to changes in the price of physical commodities or currencies.  Many of the
Funds listed below already have this flexibility under their existing policies.  Therefore, amending the existing policy as proposed is not expected to increase the risk of an investment in a Fund.

      The purpose of this proposal is to clarify the Funds' permitted investments and to conform the Fund's policy in this area to other Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

      The Investment Company Act requires a mutual fund to have fundamental investment policies governing investments in real estate and commodities.  Amendment of these fundamental policies is unlikely to affect management of any Fund, and the Trustees believe that the proposed fundamental policies on investing in real estate and commodities will provide the Funds with the maximum flexibility consistent with the current legal requirements.

      The limitation on investing in oil, gas or other mineral exploration or development programs was originally adopted to address then existing state requirements in connection with the registration of shares of the Funds for sale in a particular state or states.  As a result of NSMIA, this state restriction no longer applies to the Funds.  The Trustees recommend that shareholders eliminate this fundamental investment policy and conform the
Funds' policies in this area to other Oppenheimer funds. In addition, the Trustees believe that its elimination could increase each Fund's flexibility when choosing investments in the future.

      Although the Funds would be permitted to invest in interests in oil, gas or other mineral exploration or development programs if shareholders approve this proposal, the
Funds currently have no intention of investing in such interests.  If the Trustees and
Manager believed that it was in the best interests of any Fund to invest in oil, gas or other mineral exploration or development programs to a significant degree, that Fund's prospectus would have to be updated to reflect such a change in policy.  Among other things, the prospectuses would be updated to describe in detail the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs, which may have limited liquidity so that the Funds could have difficulty selling them at an acceptable price when they want to sell them.

      In addition, the values of interests in oil, gas, or other mineral exploration or development programs may be more volatile than other investments.  Nonetheless, as previously noted, no Fund currently has an intention of investing in such interests if shareholders approve this proposal.  This change would have no impact on the current investment strategies of the Funds.

      It would, however, allow each Fund the flexibility to deal with a physical commodity if necessary as a result of the Fund's ownership of another security. In addition, the amended policy would clarify a Fund's ability to purchase and sell options and futures contracts and to purchase instruments that are backed by physical commodities.

      The proposed change conforms the restriction on investing in real estate to that of other Oppenheimer funds and to current interpretations of the Investment Company Act.  This change modernizes the present restriction by allowing a Fund to invest in certain newer financial instruments that were precluded under the prior restriction, when that type of investment is consistent with the Fund's investment objectives and policies. The proposed policy combines real estate with commodities and commodity contracts.  The Funds' proposed and current fundamental policies are set forth below.

                                Proposed Fundamental Policy
 -------------------------------------------------------------------------
 The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the
 Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
 -------------------------------------------------------------------------

 ---------------------------------------------------------------------------

             Fund           Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Balanced Fund              The Fund cannot buy or sell real estate,
                            including futures contracts. However, the Fund
                            can purchase debt securities secured by real
                            estate or interests in real estate.
                            The Fund cannot invest in physical commodities
                            or commodity contracts. However, the Fund may
                            buy and sell the hedging instruments permitted
                            by any of its other investment policies. The
                            Fund can also buy and sell options, futures,
                            securities or other instruments backed by, or
                            the investment return from which is linked to
                            changes in the price of, physical commodities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Pennsylvania     Municipal The Fund cannot invest in real estate.  This
 Fund                       restriction shall not prevent the Fund from
 Rochester         National investing in municipal securities or other
 Municipals                 permitted securities that are secured by real
                            estate or interests in real estate.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Capital Appreciation Fund  The Fund cannot invest in real estate, except to the extent permitted under the Investment
                            Company Act, the rules or regulations
                            thereunder or any exemption therefrom, as such
                            statute, rules or regulations may be amended
                            or interpreted from time to time.

                            The Fund cannot invest in physical commodities
                            or commodity contracts, except to the extent
                            permitted under the Investment Company Act,
                            the rules or regulations thereunder or any
                            exemption therefrom, as such statute, rules or
                            regulations may be amended or interpreted from
                            time to time.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Developing Markets Fund    The Fund cannot invest in real estate or
                            interests in real estate. However, the Fund
                            can purchase readily-marketable securities of
                            companies holding real estate or interests in
                            real estate.

                            The Fund cannot invest in commodities or
                            commodity contracts, other than the hedging
                            instruments permitted by any of its other
                            investment policies. It does not matter
                            whether the hedging instrument is considered
                            to be a commodity or commodity contract.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Discovery Fund             The Fund cannot invest in real estate, except
                            to the extent permitted under the Investment
                            Company Act, the rules or regulations
                            thereunder or any exemption therefrom, as such
                            statute, rules or regulations may be amended
                            from time to time.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Emerging Growth Fund       The Fund cannot invest in real estate or in
                            interests in real estate. However, the Fund
                            can purchase readily-marketable securities of
                            companies holding real estate or interests in
                            real estate.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Emerging Technologies Fund The Fund cannot buy or sell real estate.
                            However, the Fund can purchase securities
                            secured by real estate or interests in real
                            estate, or issued by issuers (including real
                            estate investment trusts) that invest in real
                            estate or interests in real estate. The Fund
                            may hold and sell real estate as acquired as a
                            result of the Fund's ownership of securities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Enterprise Fund            The Fund cannot invest in real estate or in
                            interests in real estate. However, the Fund
                            can purchase readily-marketable securities of
                            companies holding real estate or interests in
                            real estate.

                            The Fund cannot invest in interests in oil,
                            gas or other mineral exploration or
                            development programs.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Global Fund                The Fund cannot buy or sell real estate.
                            However, the Fund can purchase debt securities
                            secured by real estate or interests in real
                            estate, or issued by companies, including real
                            estate investment trusts, which invest in real
                            estate or interests in real estate.

                            The Fund cannot invest in commodities or
                            commodity contracts, other than the hedging
                            instruments permitted by any of its other
                            fundamental policies. It does not matter
                            whether the hedging instrument is considered
                            to be a commodity or commodity contract.

                            The Fund cannot invest in oil, gas or other
                            mineral exploration or development programs.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Growth Fund                The Fund cannot invest in real estate.
                            However, the Fund can purchase
                            readily-marketable securities of companies
                            holding real estate or interests in real
                            estate.

                            The Fund cannot invest in commodities or
                            commodity contracts other than the hedging
                            instruments permitted by any of its other
                            fundamental policies, whether or not such
                            hedging instrument is considered to be a
                            commodity or commodity contract.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 International Growth Fund  The Fund cannot invest in real estate or interests in real estate. However, the Fund
                            can purchase readily-marketable securities of
                            companies holding real estate or interests in
                            real estate.

                            The Fund cannot invest in commodities or
                            commodity contracts, other than the hedging
                            instruments permitted by any of its other
                            investment policies. It does not matter
                            whether the hedging instrument is considered
                            to be a commodity or commodity contract.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 International Small        The Fund cannot invest in real estate.
 Company Fund               However, the Fund can purchase
                            readily-marketable securities of companies
                            holding real estate or interests in real
                            estate.

                            The Fund cannot invest in commodities or
                            commodity contracts, other than the hedging
                            instruments permitted by any of its other
                            investment policies. It does not matter
                            whether the hedging instrument is considered
                            to be a commodity or commodity contract.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Money Market Fund          The Fund cannot invest in real estate.
                            However, the Fund may purchase commercial
                            paper issued by companies which invest in real
                            estate or interests in real estate.

                            The Fund cannot invest in commodities or
                            commodity contracts or invest in interests in
                            oil, gas, or other mineral exploration or
                            mineral development programs.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Value Fund                 The Fund cannot invest in real estate or in
                            interests in real estate. However, the Fund
                            can purchase securities of issuers holding
                            real estate or interests in real estate
                            (including securities of real estate
                            investment trusts) if permitted by its other
                            investment policies.

                            The Fund cannot invest in physical commodities
                            or commodities contracts.  However, the Fund
                            can invest in hedging instruments permitted by
                            any of its other investment policies, and can
                            buy or sell options, futures, securities or
                            other instruments backed by, or the investment
                            return from which is linked to, changes in the
                            price of physical commodities, commodity
                            contracts or currencies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 U.S. Government Trust      The Fund cannot invest in real estate.

                            The Fund cannot invest in physical
                            commodities.  This restriction does not
                            prevent the Fund from investing in derivative
                            or hedging instruments in accordance with its
                            investment policies.
 ---------------------------------------------------------------------------

Proposal 2l:  Senior Securities

      The Funds listed below are currently subject to a fundamental investment policy limiting their investments in senior securities.  Under the Investment Company Act, an open-end investment company is not permitted to issue senior securities, except under certain limited conditions. The proposed amendment would modernize the language concerning senior securities. This change would have no immediate impact on any Funds' investment strategies and would give the Funds the maximum amount of flexibility to invest when such an investment could be construed as a senior but is nonetheless permitted under the law or by interpretations of the SEC.

      It is proposed that each Fund's current fundamental policy on issuing senior securities, applicable to the Funds listed below, be amended to read as follows:

                                Proposed Fundamental Policy
--------------------------------------------------------------------------
The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
--------------------------------------------------------------------------

 ---------------------------------------------------------------------------

              Fund           Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 AMT-Free Municipals         The Fund cannot issue any bonds, debentures
                             or senior equity securities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 AMT-Free New York           The Fund cannot issue "senior securities,"
 Municipals                  but this does not prohibit certain investment
 Balanced Fund               activities for which assets of the Fund are
 Capital Appreciation Fund   designated as segregated, or margin,
 Developing Markets Fund     collateral or escrow agreements are
 Discovery Fund              established, to cover the related
 Emerging Growth Fund        obligations.  Examples of those activities
 Enterprise Fund             include borrowing money, reverse repurchase
 Gold & Special Minerals     agreements, delayed-delivery and when-issued
 Fund                        arrangements for portfolio securities
 International Small         transactions, and contracts to buy or sell
 Company Fund                derivatives, hedging instruments, options or
 Money Market Fund           futures.
 New Jersey Municipal Fund
 Pennsylvania Municipal
 Rochester National
 Municipals
 U.S. Government Trust

 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 California Municipal Fund   The Fund currently has an operating policy
                             (which is not a fundamental policy but will
                             not be changed without the approval of a
                             shareholder vote) that prohibits the Fund
                             from issuing senior securities. However, the
                             policy does not prohibit certain activities
                             that are permitted by the Fund's other
                             policies, including borrowing money for
                             emergency purposes as permitted by its other
                             investment policies and applicable
                             regulations, entering into delayed-delivery
                             and when-issued arrangements for portfolio
                             securities transactions, and entering into
                             contracts to buy or sell derivatives, hedging
                             instruments, options, futures and the related
                             margin, collateral or escrow arrangements
                             permitted under its other investment
                             policies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Emerging Technologies Fund  The Fund cannot issue "senior securities,"
                             except as permitted under the Investment
                             Company Act. This limitation does not
                             prohibit certain investment activities for
                             which assets of the Fund are designated as
                             segregated, or margin, collateral or escrow
                             arrangements are established, to cover the
                             related obligations. Examples of those
                             activities include borrowing money, reverse
                             repurchase agreements, delayed-delivery and
                             when-issued arrangements for portfolio
                             securities transactions, and contracts to buy
                             or sell derivatives, hedging instruments,
                             options or futures.
                             -----------------------------------------------
 ---------------------------------------------------------------------------
 Global Fund                 The Fund cannot issue "senior securities",
 Global Opportunities Fund   but this does not prohibit certain investment
                             activities for which assets of the Fund are
                             designated as identified on the Fund's books,
                             or margin, collateral or escrow arrangements
                             are established, to cover the related
                             obligations. Examples of those activities
                             include borrowing money, reverse repurchase
                             agreements, delayed-delivery and when-issued
                             arrangements for portfolio securities
                             transactions, and contracts to buy or sell
                             derivatives, hedging instruments, options or
                             futures.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Growth Fund                 The Fund currently has an operating policy
                             (which is not a fundamental policy but will
                             not be changed without the approval of a
                             shareholder vote) that prohibits the Fund
                             from issuing senior securities.  However,
                             that policy does not prohibit certain
                             investment activities that are permitted by
                             the Fund's other policies, including, for
                             example, borrowing money, and entering into
                             contracts to buy or sell derivatives, hedging
                             instruments, options, futures and the related
                             margin, collateral or escrow arrangements.
                             -----------------------------------------------
 ---------------------------------------------------------------------------
 International Growth Fund   The Fund cannot issue senior securities. This
                             restriction does not prevent the Fund from
                             borrowing money for investment or emergency
                             purposes, or from entering into margin,
                             collateral or escrow arrangements permitted
                             by its other investment policies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Value Fund                  The Fund cannot issue senior securities.
                             However, it can make payments or deposits of
                             margin in connection with options or futures
                             transactions, lend its portfolio securities,
                             enter into repurchase agreements, borrow
                             money and pledge its assets as permitted by
                             its other fundamental policies. For purposes
                             of this restriction, the issuance of shares
                             of common stock in multiple classes or
                             series, the purchase or sale of options,
                             futures contracts and options on futures
                             contracts, forward commitments, and
                             repurchase agreements entered into in
                             accordance with the Fund's investment
                             policies, and the pledge, mortgage or
                             hypothecation of the Fund's assets are not
                             deemed to be senior securities.
 ---------------------------------------------------------------------------

Proposal 2m:  Underwriting

      The Funds listed below are currently subject to the fundamental investment policy listed below concerning underwriting.  The proposed amendment would modernize the language concerning underwriting.  In addition, the revised restriction would conform it to the underwriting policies of other Oppenheimer funds.  Under the proposed policy, a Fund would not be prohibited from selling any security in its portfolio merely because the selling
Fund might technically be deemed to be an underwriter under the Securities Act.  Making this restriction consistent with that of the other Oppenheimer funds would simplify portfolio management and ensure better compliance.

      The proposed change in this investment restriction would not alter any Fund's investment strategy and would not have any immediate impact on any Fund's investment strategies.  It is proposed that each Fund's current fundamental policy on underwriting, applicable to the Funds listed below, be amended to read as follows:

                                Proposed Fundamental Policy
 -------------------------------------------------------------------------
 The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
 -------------------------------------------------------------------------

 ---------------------------------------------------------------------------

                Fund              Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 AMT-Free New York Municipals     The Fund cannot underwrite securities or
 California Municipal Fund        invest in securities that are subject to
                                  restrictions on resale.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Money Market Fund                The Fund cannot underwrite securities of
 U.S. Government Trust            other companies.
 ---------------------------------------------------------------------------

Proposal 2n: Investments In Unseasoned Issuers

      The Board proposes to eliminate the fundamental restriction that the Growth Fund cannot deviate from its percentage restrictions that apply to its investments in small, unseasoned companies.

      This is another restriction that was imposed by state laws and is no longer applicable nor is it required under the Investment Company Act. Without these legal requirements, there is no reason to specifically limit the portfolio, particularly as a fundamental policy.

      Although the Fund has no intention of investing beyond its current percentage restriction, the policy below is unnecessary and elimination of it will conform the Fund's policy to other Oppenheimer funds.  Eliminating the restriction as a fundamental policy also allows flexibility by providing the Fund's Board the ability to change a restriction without having to seek shareholder approval.  This increase in flexibility would not change the Fund's current investment strategy.

      The Funds' current fundamental investment policy is set forth below.

 ---------------------------------------------------------------------------

               Fund            Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Growth Fund                   The Fund cannot deviate from the percentage
                               restrictions that apply to its investments
                               in small, unseasoned companies, borrowing
                               for leverage and loans of portfolio
                               securities.
 ---------------------------------------------------------------------------

      Proposal 2o:  Miscellaneous Investment Percentage Restrictions

      The Funds listed below are currently subject to certain fundamental investment policies concerning various percentage limitations on investments of their respective assets.  None of those existing policies is required under the Investment Company Act.  It is proposed that these current fundamental investment policies be eliminated.

      Although the Funds have no intention of investing beyond any of their current percentage restrictions, the policies below are unnecessary and elimination of these policies will help conform each Fund's policy to other Oppenheimer funds.  In addition, the elimination of each policy could increase that Fund's flexibility when choosing investments in the future.  However, the portfolio manager would still have to comply with any of the other percentage restrictions applicable to the Fund, whether fundamental or non-fundamental.  Therefore, elimination of these policies is unlikely to affect management of the Funds, and is not expected to materially increase the risk of an investment in the
Funds.  The Funds' current fundamental investment policies proposed to be eliminated are set forth below.

 ---------------------------------------------------------------------------

             Fund           Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 AMT-Free Municipals        The Fund cannot invest in securities or other
 AMT-Free      New     York investments other than municipal securities,
 Municipal                  the temporary investments described in its
 California Municipal       Prospectus, repurchase agreements, covered
                            calls, private activity municipal securities
                            and hedging instruments described in "About
                            the Fund" in the Prospectus or this Statement
                            of Additional Information.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Balanced Fund              As a fundamental policy, the Fund cannot
                            invest more than 5% of its total assets in
                            warrants nor more than 2% of that amount in
                            warrants that are not listed on either the New
                            York or American Stock Exchanges.  That limit
                            does not apply to warrants and rights the Fund
                            has acquired as part of units of securities or
                            that are attached to other securities that the
                            Fund buys.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Global Fund                The Fund cannot invest more than 5% of its
                            total assets in warrants or rights.  That
                            limit does not apply to warrants acquired as
                            part of a unit or that are attached to other
                            securities. No more than 2% of the Fund's
                            total assets may be invested in warrants that
                            are not listed on either the New York Stock
                            Exchange or the American Stock Exchange.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Discovery Fund             The Fund cannot deviate from the percentage
                            limitations for its investment policies
                            described as "fundamental policies" in this
                            Statement of Additional Information or in the
                            Prospectus.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 New Jersey Municipal Fund  The Fund invests at least 80% of its assets in
 Pennsylvania     Municipal municipal securities.
 Fund
 ---------------------------------------------------------------------------

                         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                      THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

                              INFORMATION REGARDING THE FUNDS

      As of the close of business on the Record Date (May 19, 2005), each Fund had the following numbers of shares outstanding.  Each share has voting rights as stated in this
Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional vote).

-----------------------------------------------------------------------
Fund                                 Shares Outstanding (All Classes)
-----------------------------------------------------------------------
-----------------------------------------------------------------------

AMT-Free Municipals                                     76,596,969.315

-----------------------------------------------------------------------
-----------------------------------------------------------------------

AMT-Free New York Municipals                            49,482,001.699

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Balanced Fund                                           63,104,618.615

-----------------------------------------------------------------------
-----------------------------------------------------------------------

California Municipal Fund                               56,246,220.674

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Capital Appreciation Fund                               91,853,941.938

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Developing Markets Fund                                134,349,786.861

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Disciplined Allocation Fund                              8,952,550.125

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Discovery Fund                                          21,248,722.614

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Emerging Growth Fund                                     10,154,186.47

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Emerging Technologies Fund                              56,864,574.192

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Enterprise Fund                                         13,959,467.411

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Global Fund                                            210,424,773.383

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Global Opportunities Fund                              102,704,993.764

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Gold & Special Minerals Fund                            20,042,101.906

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Growth Fund                                              51,431,312.41

-----------------------------------------------------------------------
-----------------------------------------------------------------------

International Growth Fund                               55,802,825.335

-----------------------------------------------------------------------
-----------------------------------------------------------------------

International Small Company Fund                        30,876,710.321

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Money Market Fund                                    1,920,141,007.035

-----------------------------------------------------------------------
-----------------------------------------------------------------------

New Jersey Municipal Fund                               23,020,591.927

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Pennsylvania Municipal Fund                             50,037,613.639

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Rochester National Municipals                          241,203,084.574

-----------------------------------------------------------------------
-----------------------------------------------------------------------

U.S. Government Trust                                  108,082,757.069

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Value Fund                                              44,186,195.328

-----------------------------------------------------------------------

      Beneficial Owners. Occasionally, the number of shares of a Fund held in "street name"
accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding.  As of the Record Date, to the best of the knowledge of each Fund, the following shareholders owned of record or beneficially owned 5% or more of any class the outstanding voting shares of such Fund:

Oppenheimer AMT-Free Municipals

      MLPF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, Florida 32246-6484, which owned 216,189.888 Class B shares
      (representing approximately 5.36% of the Fund's then outstanding Class B).

      MLPF&S for the sole benefit of it customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, Florida 32246-6484, which owned 582,720.596 Class C shares
      (representing approximately 11.79% of the Fund's then outstanding Class C).

      Citigroup Global Markets Inc, 7th Floor 333 West 34th Street, New York, NY
      10001-2483, which owned 345,374.943 Class C shares (representing approximately 6.99%
      of the Fund's then outstanding Class C).

Oppenheimer AMT-Free New York Municipals

      Citigroup Global Markets Inc, 7th Fl, 333 West 34th Street, New York, NY  10001-2483,
      which owned 2,422,070.122, Class A shares (5.28% Class A shares outstanding).

      Citigroup Global Markets Inc, 7th Fl, 333 West 34th Street, New York, NY  10001-2483,
      which owned 189,879.996 Class B shares (9.04% of the Class B shares then outstanding).

      MLPF&S For the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL  32246-6484, which owned 155,014.304 Class B shares (7.38% of the
      Class B shares then outstanding).

      MLPF&S For the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL  32246-6484, which owned 171,594.394 (10.87% of the Class C shares then outstanding).

      Citigroup Global Markets Inc, 7th Fl, 333 West 34th Street, New York, NY  10001-2483,
      which owned 125,004.632 (7.92% of the Class C shares then outstanding).

Oppenheimer Balanced Fund

      Wilmington Trust Co Tr, Movado Group, FBO WTC MOVAGROU, 1100 N Market St, Wilmington,
      DE 19801-1243, which owned 62,285.832 (8.18% of the Class N shares then outstanding).

      RPSS Tr, Woolsey Bros Farm Supply Inc, 401(k) Plan, PO Box 363, Vandalia, IL
      62471-0363 which owned 45,342.364 (5.95% of the Class N shares then outstanding).

      Orchard Trust Co LLC, FBO Oppen Recordkeeperpro, 8515 E Orchard RD, Greenwood
      Village, CO 80111-500, which owned 38,710.636 (5.08% of the Class N shares then outstanding).

Oppenheimer California Municipal Fund

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 5,237,725.520 Class A shares (representing approximately
      11.27% of the Fund's then outstanding Class A).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 1,094,757.605 Class B shares (representing approximately
      21.34% of the Fund's then outstanding Class B).

      MLPF&S, for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, Florida 32246-6484, which owned 328.385.171 Class B shares (6.40% of the Fund's then outstanding Class B).

      MLPF&S, for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, Florida 32246-6484, which owned 568,841.299 Class C shares
      (representing approximately 12.15% of the Fund's then outstanding Class C).

Oppenheimer Capital Appreciation

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 14,125,698.365 Class A shares (10.15% of the Class A shares then outstanding).

      Great-West Life & Annuity Insurance Company, Attn Mutual Fund Trading 2T2, 8515 E
      Orchard Rd, Greenwood Village, CO  80111-500, which owned 10,686,981.991 Class A shares (7.68% of the Class A shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 2,316,096.093 Class C shares (12.42% of the Class C shares then outstanding).

      Mark Curran Tr, Boeing Co Master Trust, 200 Newport Avenue Ext, North Quincy, MA
      02171-2102, which owned 20,198,315.394 Class Y shares (79.23% of the Class Y shares then outstanding).

      Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130, which owned 2,020,312.356 Class Y shares (7.92% of the Class Y shares then outstanding).

Oppenheimer Developing Markets Fund

      Charles Schwab & Co Inc, Special Custody Acct for the Exclusive Benefit of Customers,
      101 Montgomery St., San Francisco, CA 94104-4122, which owned 14,391,768.022 Class A shares (12.67% of the Class A shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 11,401,868.920 Class A shares (10.11% of the
      Class A shares then outstanding).

      John Hancock Life Ins Co USA, ET-700, PO Box 600, Buffalo, NY 14201-0600, which owned
      10,315,876.406 Class A shares (9.15% of the Class A shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 435,799.767 Class B shares (6.52% of the
      Class B shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 421,058.681 Class B shares (6.30% of the Class B shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 1,762,867.483 Class C shares (14.16% of the Class C shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned1, 684,785.256 Class C shares (13.54% of the
      Class C shares then outstanding).

      Investors Bank & Trust Comp. TR, FBO Various Retirement Plans, C/O Diversified
      Investment ADV, 4 Manhattanville Road, Purchase, NY 10577-2139, which owned
      462,712.317 Class N shares (18.33% of the Class N shares then outstanding).

Oppenheimer Discovery Fund

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 1,545,078.755 Class A shares (9.70% of the
      Class A shares then outstanding).

      RPSS TR, Doctors Vision Ctr, 401(k) Plan, P.O. Box 7396, Rocky Mount, NC 27804-0396
      which owned 21,277.969 Class N shares (8.18% of the Class N shares then outstanding).

      Mass Mutual Life Insurance Co, Separate Investment Acct, 1295 State St, Springfield,
      MA 01111-0001, which owned 919,518.031 (88.02% of the then outstanding Class Y shares).

      Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130, which owned 122,341.771 Class Y shares (11.71% of the Class Y shares then outstanding).

Oppenheimer Emerging Growth Fund

      Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130, which owned 233,814.888 Class Y shares (99.95% of the Class Y shares then outstanding).

      Orchard Trust Company LLC, FBO Oppen Recordkeeperpro, 8515 East Orchard Rd.,
      Greenwood Village, CO 80111-500, which owned 33,689.788 Class N shares (6.60% of the
      Class N shares then outstanding).

Oppenheimer Emerging Technologies Fund

      MCB Trust Services Cust, Sunbury Motor Company 401(k) Plan, 700 17th St., Ste. 300,
      Denver, CO 80202-3531, which owned 88,421.691 Class N shares (6.42% of the Class N shares then outstanding).

      RPSS TR, AIR System Engineering Inc. 401(k) Plan, 3602 S. Pine St., Tacoma WA
      98409-5705, which owned 79,133.892 Class N shares (5.75% of the Class N shares then outstanding).

      Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130, which owned 773,438.911 Class Y shares (99.98% of the Class Y shares then outstanding).

Oppenheimer Enterprise Fund

      MCB Trust Services Cust, VW International Inc, 700 17th St., Ste. 300, Denver, CO
      80202-3531, which owned 11,030.401 Class N shares (12.71% of the Class N shares then outstanding).

      Reliance Trust Co Cust, Data Display Products Inc 401(k), PO Box 48529, Atlanta, GA
      30362-1529, which owned 5,287.712 Class N shares (6.09% of the Class N shares then outstanding).

      MassMutual Life Insurance Co, Separate Investment Acct, 1295 State St., Springfield,
      MA  01111-0001, which owned 692,949.709 Class Y shares (66.34% of the Class Y shares then outstanding).

      Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130, which owned 351,564.643 Class Y shares (33.65% of the Class Y shares then outstanding).

Oppenheimer Global Fund

      Charles Schwab & Co Inc, Special Custody Acct for the Exclusive Benefit of Customers,
      101 Montgomery St., San Francisco, CA 94104-4122, which owned 8,682,077.275 Class A shares (5.44% of the Class A shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 1,722,317.354 Class C shares (9.64% of the
      Class C shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 1,092,965.249 Class C shares (6.12 % of the Class C shares then outstanding).

      OFI Trust Company TR, OppenheimerFunds Inc, Deferred Compensation Plan, 225 Liberty
      St., Floor 11, New York, NY 10281-1024, which owned 540,436.074 Class Y shares
      (17.70% of the Class Y shares then outstanding).

      Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130, which owned 384,015.223 Class Y shares (12.57% of the Class Y shares then outstanding).

      Charles Schwab & Co Inc, Special Custody Acct for the Exclusive Benefit of Customers,
      101 Montgomery St., San Francisco, CA 94104-4122, which owned 370,161.628 Class Y shares (12.12% of the Class Y shares then outstanding).

      Oregon College Savings Plan, Aggressive Portfolio, C/O OppenheimerFunds, PO Box 5270,
      Denver, CO 80217-5270, which owned 335,642.637 Class Y shares (10.99% of the Class Y shares then outstanding).

      Prudential Investment Mng Svcs, FBO Mutual Fund Clients, Mail Stop 194-201, 194 Wood
      Avenue South, Iselin, NJ 08830, which owned 335,709.696 Class Y shares (10.99% of the
      Class Y shares then outstanding).

Oppenheimer Global Opportunities Fund

      Charles Schwab & Co Inc, Special Custody Acct for the Exclusive Benefit of Customers,
      101 Montgomery St., San Francisco, CA 94104-4122, which owned 9,984,100.375 Class A shares (16.67% of the Class A shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 1,243,764.184 Class C shares (8.45% of the
      Class C shares then outstanding).

      Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130, which owned 441,907.590 Class Y shares (53.79% of the Class Y shares then outstanding).

      MassMutual Life Insurance Co, Separate Investment Acct, 1295 State St., Springfield
      MA  01111-0001, which owned 325,135.500 Class Y shares (39.58% of the Class Y shares then outstanding).

Oppenheimer Gold & Special Minerals Fund

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 1,710,425.191 Class A shares (13.15% of the
      Class A shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 894,235.100 Class A shares (6.87% of the Class A shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 339,196.601 Class B shares (9.94% of the Class B shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 217,889.322 Class B shares (6.39% of the
      Class B shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 546,618.225 Class C shares (16.63% of the
      Class C shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 327,854.821 Class C shares (9.98% of the Class C shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 49,966.971 Class N shares (14.42% of the
      Class N shares then outstanding).

      MCB Trust Services as Agent, Frontier Trust Company TR, Benton Foundry Emp. Savings
      Plan, 700 17th St., Ste. 300, Denver, CO 80202-3531, which owned 28,119.728 Class N shares (8.11% of the Class N shares then outstanding).

      Reliance Trust Co. Cust, United Clinics of North Texas, 401(k) Plan, P.O. Box 48529,
      Atlanta, Georgia 30362-1529, which owned 27,151.395 Class N shares (7.83% of the
      Class N shares then outstanding).

      Reliance Trust Company TR, Fairfield Emergency Physicians, P.O. Box 48529, Atlanta,
      Georgia 30362-1529, which owned 22,567.231 Class N shares (6.51% of the Class N shares then outstanding).

      Hartford Life Insurance Co Tr, Separate Account 401(k) N Shares, PO Box 2999,
      Hartford, CT 06104-2999, which owned 21,648.842 Class N shares (6.24% of the Class N shares then outstanding).

Oppenheimer Growth Fund

      MassMutual Life Insurance Co, Separate Investment Acct, 1295 State St., Springfield
      MA  01111-0001, which owned 1,910,888.432 Class Y shares (89.78% of the Class Y shares then outstanding).

      Taynick & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130, which owned 151,243.307 Class Y shares (7.10% of the Class Y shares then outstanding).

Oppenheimer International Growth

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 4,665,565.328 Class A shares. (12.65% of the
      Class A shares then outstanding).

      State Street Bank & Trust TR, ADP MSDW Alliance, 105 Rosemont Rd., Westwood, MA
      02090-2318, which owned 2,463,321.307 Class A shares (6.68% of the outstanding Class
      A shares).

      Charles Schwab & Co Inc., Special Custody Acct for the Exclusive Benefits of
      Customers, Attn Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, which owned 1,958,681.933 Class A shares (5.31% of the outstanding Class A shares).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 974,649.384 Class B shares (10.95% of the
      Class B shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 935,446.124 Class C shares (11.30% of the
      Class C shares then outstanding).

Oppenheimer International Small Company Fund

      Charles Schwab & Co Inc., Special Custody Acct for the Exclusive Benefits of
      Customers, Attn Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, which owned 4,683,050.927 Class A shares (20.61% of the Class A shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 326,877.527 Class C shares (8.88% of the
      Class C shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 42,111.241 Class N shares (6.06% of the
      Class N shares then outstanding).

Oppenheimer Money Market Fund

      OppenheimerFunds Inc, 6801 S. Tucson Way, Centennial, CO 80112-3924, which owned
      273,637,435.560 Class A shares (14.45% of the Class A shares then outstanding).

      OppenheimerFunds Distr. Inc, 6801 S. Tucson Way, Centennial, CO 80112-3924, which owned 152,264,282.360 Class A shares (8.04% of the Class A shares then outstanding).

      Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130, which owned 18,920,896.320 Class Y shares (69.93% of the Class Y shares then outstanding).

      New Mexico Savings Plan-TEP, Short Term Yields Portfolio, PO Box 5270, Denver, CO
      80217-5270, which owned 3,534,979.200 Class Y shares (13.00% of the Class Y shares then outstanding).

      Oregon College Savings Plan, Ultra Conservative Portfolio, C/O OppenheimerFunds, PO
      Box 5270, Denver, CO 80217-5270, which owned 3,024,719.190 Class Y shares (11.13% of the Class Y shares then outstanding).

Oppenheimer New Jersey Municipal Fund

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 868,330.404 Class A shares (6.43% of the
      Class A shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 504,043.935 Class B shares (10.05% of the Class B shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 850,181.816 Class C shares (18.88% of the
      Class C shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 287,849.142 Class C shares (6.39% of the Class C shares then outstanding).

Oppenheimer Pennsylvania Municipal Fund

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 874,761.876 Class C shares (9.93% of the
      Class C shares then outstanding).

Oppenheimer Rochester National Municipals

      Charles Schwab & Co Inc., Special Custody Acct for the Exclusive Benefits of
      Customers, Attn Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, which owned 9,228,673.062 Class A shares (6.19% of the Class A shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 8,919,631.624 Class A shares (5.98% of the Class A shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 3,622,958156 Class B shares (9.51% of the Class B shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 3,228,634.026 Class B shares (8.48% of the
      Class B shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 10,874,108.450 Class C shares (20.10% of the
      Class C shares then outstanding).

      Citigroup Global Markets Inc, 7th Floor, 333 West 34th Street, New York, NY
      10001-2483, which owned 5,885,747.310 Class C shares (10.88% of the Class C shares then outstanding).

Oppenheimer Disciplined Allocation

      MCB Trust Services Cust, Herman, Herman, Katz & Cotlar PSP, 700 17th St., Ste. 300,
      Denver CO, 80202-3531 which owned 49,334.888 Class N shares (42.27% of the Class N shares then outstanding).

      Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998 which owned 11,581.225
      Class N shares (9.92% of the Class N shares then outstanding).
Oppenheimer Value Fund

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 1,572,189.144 Class A shares (5.72% of the
      Class A shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 678,521.714 Class C shares (11.81% of the
      Class C shares then outstanding).

      Oregon College Savings Plan, Aggressive Portfolio, C/O OppenheimerFunds, PO Box 5720,
      Denver, CO 80217-5270, which owned 844,869.542 Class Y shares (23.25% of the Class Y shares then outstanding).

      New Mexico Savings Plan-TEP, Aggressive/Equity Portfolio, PO Box 5270, Denver, CO
      80217-5270, which owned 701,670.056 Class Y shares (19.31% of the Class Y shares then outstanding).

      MassMutual Life Insurance Co, Separate Investment Acct, 1295 State St., Springfield
      MA  01111-0001, which owned 486,064.217 Class Y shares (13.37% of the Class Y shares then outstanding).

      New Mexico Savings Plan-TEP, Moderately Aggressive Portfolio, PO Box 5270, Denver, CO
      80217-5270, which owned 445,934.855 Class Y shares (12.27% of the Class Y shares then outstanding).

      Oregon College Savings Plan, Moderate Portfolio, C/O OppenheimerFunds, PO Box 5270,
      Denver, CO 80217-5270, which owned 314,178.036 Class Y shares (8.64% of the Class Y shares then outstanding).

      Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA, 02117-9130, which owned 253,327.854 Class Y shares (6.97% of the Class Y shares then outstanding).

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 118,046.779 Class N shares (5.15% of the
      Class N shares then outstanding).

Oppenheimer U.S. Government Trust

      MLF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3,
      Jacksonville, FL 32246-6484, which owned 253,064.960 Class N shares (6.02% of the
      Class N shares then outstanding).

      Taynick & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130,
      209,757.886 Class Y shares (77.19% of the Class Y shares then outstanding).

      NY York Yacht Club Pension Plan, C/O OFI Trust Co, 225 Liberty St., New York, NY
      10281-1008, 61,850.238 Class Y shares (22.76% of the Class Y shares then outstanding).

      The Manager, the Distributor and the Transfer Agent.  Subject to the authority of the
Board, the Manager is responsible for the day-to-day management of the Funds' business pursuant to its investment advisory agreement with each Fund.

      OppenheimerFunds Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Funds' shares.  The Manager and the
Distributor are located at Two World Financial Center, 225 Liberty Street, 11th Floor, New
York, NY 10281-1008.  OppenheimerFunds Services, a division of the Manager, located at 6803
South Tucson Way, Centennial, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Funds.

      The Manager (including affiliates and subsidiaries) managed assets of more than $170 billion as of March 31, 2005, including more than 80 funds with more than seven million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition
Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company
("MassMutual").  The Manager and OAC are located at Two World Financial Center, 225 Liberty
Street, New York, NY 10281-1008.  MassMutual is located at 1295 State Street, Springfield,
Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii)
MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual.  MassMutual has engaged in the life insurance business since 1851.

      The common stock of OAC is divided into three classes. At December 31, 2004,
MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of Class C non voting stock in
OAC. This collectively represented 96.808% of the outstanding common stock and 97.889% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 366,486 shares of the Class B voting stock, representing 0.64% of the outstanding common stock and 1.5% of the voting power, (ii) 183,039 shares of Class C non voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 10,641,501 shares of Class C non voting stock. That group includes persons who serve as officers of the Funds and John V. Murphy, who serves as an officer and a Trustee of the Funds.

      Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.

      The names and principal occupations of the executive officers and directors of the
Manager are as follows: John V. Murphy, Chairman, President, Chief Executive Officer and a
director; Michael Baldwin, Executive Vice President; Kurt Wolfgruber, Executive Vice
President, Chief Investment Officer and a director; Robert G. Zack, Executive Vice
President and General Counsel; Craig Dinsell and James Ruff, Executive Vice Presidents;
Brian W. Wixted, Senior Vice President and Treasurer; Mark Vandehey, Senior Vice President
and Chief Compliance Officer, and Bruce Dunbar, George Evans, Ronald H. Fielding, John
Forrest, Phillip S. Gillespie, Robert B. Grill, Steve Ilnitzki, Lynn Oberist Keeshan,
Thomas W. Keffer, Martin S.Korn, Chris Leavy, Angelo Manioudakis, Charles McKenzie, Andrew
J. Mika, Nikolaos D. Monoyios, David Pfeffer, David Poiesz, David Robertson, Keith Spencer,
Arthur Steinmetz, John Stoma, Martin Telles, Jerry A. Webman, Diederick Werdmolder, William
L. Wilby, Donna Winn, Philip Witkower, Carol Wolf and Arthur J. Zimmer, Senior Vice
Presidents. These officers are located at one of the four offices of the Manager: Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008; 6803 South
Tucson Way, Centennial, CO 80112; 350 Linden Oaks, Rochester, NY 14625-2807 or 10 St. James
Avenue, Boston, MA 02116.

                            MORE ON PROXY VOTING AND THE MEETING

General information about Proxy Voting

Solicitation of Proxies.  The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be shared equally by the Manager and  the Funds.  Costs paid by the Funds will be allocated among the Funds on the basis of relative net assets.  In addition to solicitations by mail, officers of the Fund or officers and employees of the Transfer
Agent, without extra compensation, may conduct additional solicitations personally, by telephone or by any other electronic means available.

      Proxies also may be solicited by a proxy solicitation firm hired at the Funds'
expense to assist in the solicitation of proxies.  Currently, if any Fund determines to retain the services of a proxy solicitation firm, the Fund anticipates retaining Alamo
Direct Mail Services, Inc.  Any proxy solicitation firm engaged by a Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

      If a Fund does engage a proxy solicitation firm, as the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the
Funds.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

      In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the
Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

      It is estimated the cost of engaging a proxy solicitation firm may be approximately
$650,000.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies.  For those services, they will reimbursed by the Funds for their expenses to the extent the Funds would have directly borne those expenses.

      If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1-800-225-5677
(1-800-CALL-OPP).  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled "Revoking a
Proxy."

      Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signed the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Funds have arranged to have votes recorded by telephone.  Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers.  If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the proposals.  Beneficial owners of street account shares cannot vote at the meeting.
Only record owners may vote at the meeting.

      A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.
Abstentions and broker non-votes will have the same effect as a vote against the relevant proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in
OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Funds' other shareholders have been timely received.

Quorum.

Proposal 1:  Electing Trustees:

(a)   Shareholders of Rochester National Municipals, New Jersey Municipal Fund and
               Pennsylvania Municipal Fund will vote together.  The presence in person or by proxy of the holders of record of one-third of the three Funds' aggregate total shares outstanding and entitled to vote constitutes a quorum at the
               Meeting

(b)   Shareholders of Disciplined Allocation Fund and Value Fund will vote together.  The presence in person or by proxy of the holders of record of more than 50% of the two Funds' aggregate total shares outstanding and entitled to vote constitutes a quorum.

(c)   Shareholders of all other Funds will vote separately.  The presence in person or by proxy of the holders of record of one-third of each Fund's shares outstanding and entitled to vote constitutes a quorum.

Proposal 2:  Changes to, Addition or Elimination of, Fundamental Investment Policies.

      Shareholders of each Fund will vote separately on each applicable sub-proposal in
Proposal 2.  Except for Money Market Fund, the presence in person or by proxy of the holders of record of more than 50% of each Fund's shares outstanding and entitled to vote constitutes a quorum.  The presence in person or by proxy of the holders of record of one-third of Money Market Fund's shares outstanding and entitled to vote constitutes
"quorum."

      Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for each proposal.

Required Vote

      Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes for each
Fund cast at the Meeting will be elected.

      Each sub-proposal item contained in Proposal 2 requires the approval of a "majority of the outstanding voting securities" of each Fund voting separately.  A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy. Abstentions will have the effect of a "no" vote of obtaining requisite approval for the sub-proposals in Proposal 2.

      How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or facsimile.  If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each sub-proposal in Proposal 2.

      Revoking a Proxy.  You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2)
signing and forwarding to the Funds a later-dated proxy, or (3) telephone or internet or
(4) attending the Meeting and casting your votes in person if you are a record owner.
Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 P.M. (ET) on the last business day before the
Meeting.

      Shareholder Proposals.  The Funds are not required and do not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds' Statements of Additional Information).  Under
the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of
Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.  Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement.  A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy
Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board

      Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees (or Directors, as applicable) of the applicable
Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way,
Centennial, C) 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Director/Trustee, the shareholder should so indicate.

Reports to Shareholders and Financial Statements

      The Annual Report to Shareholders of each Fund, including financial statements of the
Fund, has previously been sent to shareholders.  Upon request, each Fund's most recent annual and subsequent semi-annual report (if available) is available at no cost.  To request a report, please call the Funds toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Funds at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado
80217-5270.

      To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds'
records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses.

      If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374.  You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112. Individual
copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

      OTHER MATTERS

      The Trustees do not intend to bring any matters before the Meeting other than the
Proposals described in this Proxy Statement and the Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

      In the event a quorum is not present or sufficient votes in favor of one of the proposals set forth in the Notice of Meeting of Shareholders or is not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds' shareholders.  A vote may be taken on a proposal in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees/Directors

                                    Robert G. Zack, Secretary
                                    June 20, 2005

(1) See also Proposal 2(n):  (Investments in Small, Unseasoned Companies) with respect to
Growth Fund.  The current fundamental policy includes a fundamental policy that the "Fund cannot deviate from the percentage restrictions that apply to its investments in" borrowing for leverage.  Proposal 2(n) would eliminate this policy as it is not required under the
Investment Company Act.

(2).  See also Proposal 2(n):  (Investments in Small, Unseasoned Companies) with respect to
   Growth Fund.  The current fundamental policy includes a fundamental policy that the
   "Fund cannot deviate from the percentage restrictions that apply to its investments in"
   loans of portfolio securities.  Proposal 2(n) would eliminate this policy because it is not required under the Investment Company Act.

PROXY CARD               OPPENHEIMER FUNDS                    PROXY CARD
                PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2005

The  undersigned,  revoking prior proxies,  hereby  appoints Brian Wixted,  Philip
Vottiero,  and Kathleen Ives, and each of them, as  attorneys-in-fact  and proxies of the undersigned,  with full power of  substitution,  to vote shares held in the name of the  undersigned  on the  record  date at the  Joint  Special  Meeting  of
Shareholders  to be held at 6803 South Tucson Way,  Centennial,  Colorado,  80112,
on August 17, 2005, at 1:00 P.M.  Mountain  time, or at any  adjournment  thereof, upon the  proposal  described  in the Notice of  Meeting  and  accompanying  Proxy
Statement, which have been received by the undersigned.

This proxy is  solicited  on behalf of each  Fund's  Board of  Trustees/Directors, and the  proposals  (set forth on this proxy card) have been proposed by the Board of  Trustees/Directors.  When  properly  executed,  this  proxy  will be  voted as indicated  or "FOR" the  proposals  if no choice is  indicated.  The proxy will be voted  in  accordance  with the  proxy  holders'  best  judgment  as to any  other matters that may arise at the Meeting.

                                                      VOTE VIA THE INTERNET:
                                                      hhtps://vote.proxy-direct.com
                                                      VOTE VIA THE TELEPHONE:
                                                      1-866-241-6192
                                                      999  9999  9999  999

FUNDS                  FUNDS                   FUNDS                FUNDS
-----                  -----                   -----                -----
AMT-Free Municipals    AMT-Free NY Municipals  Balanced             California
Municipal
Capital Appreciation   Developing Markets      Discovery            Disciplined
Allocation
Emerging Growth        Emerging Technologies   Enterprise           Global
Global Opportunities   Gold & Special Minerals Growth               International
Growth
International Small Co. Money Market           New Jersey Municipal Pennsylvania
Municipal
Rochester Nat'l Municipals                     US Government Trust  Value

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.  To elect a Board of Trustees

01  Matthew P. Fink    02  Robert G. Galli   03  Phillip A. Griffiths
04  Mary F. Miller     05  Joel W. Motley    06  John V. Murphy
07  Kenneth A. Randall 08  Russell S. Reynolds, Jr.                    09  Joseph
M. Wikler
10  Peter I. Wold      11  Clayton K. Yeutter

If you  wish  to  withhold  authority  to vote  your  shares  "FOR"  a  particular nominee,  mark the "FOR ALL EXCEPT" box and write the  nominee's  number(s) on the line provided.  Your shares will be voted "FOR" any remaining nominee(s).

2.  To  approve   changes  to,  the  addition  of  or  the   elimination  of  certain
fundamental investment policies of the Fund
2.a. Borrowing

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Balanced                      Developing Markets            Emerging Growth
Emerging Technologies         Enterprise                    Global
International Growth          International Small Co        Pennsylvania Municipal

2.b. Concentration of Investments

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Balanced                      Capital Appreciation          Developing Markets
Discovery                     Emerging Growth               Emerging Technologies
Enterprise                    Global                                 Gold & Special
Minerals
International Growth          International Small Co        Money Market
Pennsylvania Municipal        US Government Trust

2.c. Diversification of Investments

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
AMT-Free NY Municipals        Balanced                      Capital Appreciation
Developing Markets            Discovery                              Emerging Growth
Enterprise                    Global                                 Global
Opportunities
Growth                        International Growth          International Small Co.
Rochester Nat'l Municipals    US Government Trust

2.d. Futures

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN
AMT-Free NY Municipals        California Municipal

2.e. Investing to Exercise Control

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Balanced                      Enterprise                             Global
International Growth

2.f. Investing in Issuers Whose Shares are Owned by the Funds' Trustees and Officers

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Balanced                      Enterprise                             Global
International Growth          Money Market

2.g. Investing in Other Investment Companies

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
California Municipal          Developing Markets            Enterprise
Global                        International Growth          Money Market
US Government Trust           Rochester Nat'l Municipals

2.h. Lending

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Balanced                      Developing Markets            Discovery
Emerging Growth               Emerging Technologies         Enterprise
Global                        International Growth          International Small Co
Pennsylvania Municipal        Rochester Nat'l Municipals

2.i. Margin and Short Sales (purchasing)

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Balanced                      Enterprise                             Global
International Growth          Money Market                  US Government Trust

2.j. Pledging, Mortgaging or Hypothecating of Assets

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Balanced                      Enterprise                             Global
International Growth

2.k. Real Estate and Commodities

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Balanced                      Capital Appreciation          Developing Markets
Discovery                     Emerging Growth               Emerging Technologies
Enterprise                    Global                                 Growth
International Growth          International Small Co        Money Market
Pennsylvania Municipal        Rochester Nat'l Municipals    US Government Trust
Value

2.l. Senior Securities

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
AMT-Free Municipals           AMT-Free NY Municipals        Balanced
California Municipal          Capital Appreciation          Developing Markets
Discovery                     Emerging Growth               Emerging Technologies
Enterprise                    Global                                 Global
Opportunities
Gold & Special Minerals       Growth                                 International
Growth
International Small Co        Money Market                  New Jersey Municipal
Pennsylvania Municipal        Rochester Nat'l Municipals    US Government Trust
Value

2.m. Underwriting

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
AMT-Free NY Municipals        California Municipal          Money Market
US Government Trust

2.n  Investing in Unseasoned Issuers

                                              FOR    AGAINST  ABSTAIN
Growth

2.o. Investment Percentage Restrictions

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
AMT-Free Municipals           AMT-Free NY Municipals        Balanced
California Municipal          Discovery                              Global
New Jersey Municipal          Pennsylvania Municipal